UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund:  FDP Series, Inc.
                  Franklin Templeton Total Return FDP Fund
                  Marsico Growth FDP Fund
                  MFS Research International FDP Fund
                  Van Kampen Value FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, FDP Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2008

Date of reporting period: 06/01/2007 - 05/31/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

FDP Series, Inc.                                                       BLACKROCK

ANNUAL REPORT  |  MAY 31, 2008

MFS Research International FDP Fund
Marsico Growth FDP Fund
Van Kampen Value FDP Fund
Franklin Templeton Total Return FDP Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders ...................................................   3
Annual Report:
Fund Summaries .............................................................   4
About Fund Performance .....................................................  12
Disclosure of Expenses .....................................................  13
Portfolio Information ......................................................  15
Financial Statements:
  Schedules of Investments .................................................  17
  Statements of Assets and Liabilities .....................................  32
  Statements of Operations .................................................  34
  Statements of Changes in Net Assets ......................................  35
Financial Highlights .......................................................  38
Notes to Financial Statements ..............................................  46
Report of Independent Registered Public Accounting Firm ....................  57
Important Tax Information (Unaudited) ......................................  58
Officers and Directors .....................................................  59
Additional Information .....................................................  63
Mutual Fund Family .........................................................  66


2              FDP SERIES, INC.                     MAY 31, 2008

A Letter to Shareholders

Dear Shareholder

For much of the reporting period, investors grappled with the repercussions of the credit crisis that surfaced last summer, and with the effects of a weakening economy and surging energy and food prices. These factors were offset by the positive impact from robust export activity, strength in the non-financial corporate sector and monetary and fiscal stimuli.

Amid the market turbulence, the Federal Reserve Board (the "Fed") initiated a series of moves to restore liquidity and bolster financial market stability. Since September 2007, the central bank slashed the target federal funds rate 325 basis points (3.25%), bringing the rate to 2.0% as of period-end. Also of significance were its other policy decisions, which included extending use of the discount window to broker-dealers and investment banks and backstopping the rescue of ill-fated Bear Stearns. Notably, on April 30, the Fed dropped previous references to downside growth risks and added more emphasis on inflationary pressures, indicating the central bankers have likely concluded the current cycle of monetary easing.

Nevertheless, the Fed's response to the financial crisis helped to ease credit turmoil and investor anxiety. Since hitting a low point on March 17, following the collapse of Bear Stearns, stocks appreciated 10% (through May 30). Most international markets, which had outperformed U.S. stocks for some time, saw a reversal in that trend, as the troubled credit situation and downward pressures on growth fanned recession fears.

In fixed income markets, Treasury securities rallied (yields fell as prices correspondingly rose), as a broad "flight-to-quality" theme persisted. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to a low of 3.34% in March 2008 before rising to 4.06% by May 31 as investors grew more risk tolerant and shifted out of Treasury issues in favor of stocks and other high-quality fixed income sectors. Tax-exempt issues underperformed throughout most of the reporting period, pressured by problems among municipal bond insurers and the freeze in the market for auction rate securities. However, the final two months saw a firmer tone in the municipal market, as investors took advantage of unusually high yields.

On the whole, results for the major benchmark indexes generally reflected heightened investor risk aversion:

Total Returns as of May 31, 2008                                                      6-month      12-month
===========================================================================================================
U.S. equities (S&P 500 Index)                                                          (4.47%)       (6.70%)
-----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           (1.87)       (10.53)
-----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      (5.21)        (2.53)
-----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                     1.49          6.89
-----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                          1.44          3.87
-----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)     1.81         (1.08)
-----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                                                                               3

We are pleased to provide you with this annual shareholder report for FDP Series, Inc. FDP Series is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary                                 MFS Research International FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund outperformed the benchmark Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index for the 12-month period ended May 31, 2008.

      What factors influenced performance?

o The top-performing sectors relative to the benchmark were basic materials, energy, industrial goods & services and utilities & communications. In each case, stock selection was the primary driver of performance.

o Within basic materials, steel producer Steel Authority of India, German industrial and medical gases provider Linde AG and U.K. mining giant BHP Billiton Plc had the greatest positive impact on Fund performance, as all three companies outpaced the index for the annual period.

o Favorable security selection together with an overweight position in the strong-performing energy sector also enhanced relative returns. Oil and gas refiner Statoilhydro ASA (Norway), oil and gas exploration and production company Petroleo Brasileiro SA (Brazil) and natural gas producer OAO Gazprom (Russia) were the Fund's top performers.

o Industrial machinery manufacturer Bucyrus International was the Fund's lead contributor in industrial goods & services, while power and gas company E.ON AG (Germany) led in the utilities & communications sector. Elsewhere, relative performance was bolstered by our position in Swiss food company Nestle SA and Brazilian banking firm Uniao de Bancos Brasileiros SA.

o On the negative side, stock selection in the financial services sector was the main detractor from relative performance. The Fund's weakest holdings included Barclays Plc (U.K.), Royal Bank of Scotland (U.K.), UBS AG (Switzerland), Credit Agricole SA (France), UniCredito Italiano SpA (Italy), Anglo Irish Bank Corp. Plc (Ireland) and Hypo Real Estate Holding AG (Germany). Elsewhere, Fund positions in mining operator Rio Tinto (Australia) and motorcycle maker Yamaha Motor Co., Ltd. (Japan) detracted from relative returns. The absence of a position in strong-performing steel producer ArcelorMittal (Luxembourg) also hurt results.

      Describe recent portfolio activity.

o Continued uncertainty and volatility in global equity markets has provided us with an opportunity to add to high-quality names in the portfolio. Accordingly, we increased holdings in companies whose share prices were negatively impacted by the volatility. We also slightly increased the Fund's weighting in emerging markets. In previous periods, we had been lowering our emerging markets exposure, as valuations in many of those names became a bit rich for our liking. Lastly, we increased our position in Japan, although the Fund remains underweight relative to the benchmark.

      Describe Fund positioning at period-end.

o The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Therefore, stock selection is strictly a by-product of where our analysts are finding their best ideas. Nevertheless, we continued to move the portfolio into larger-capitalization names, a trend we have maintained since early 2006. The focus of the Fund remains on high-quality companies whose long-term fundamentals remain intact. This is especially true during times of uncertainty.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


4              FDP SERIES, INC.                     MAY 31, 2008

                                             MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from July 27, 2005 to May 2008.

                                                                    MSCI Europe,
                       Institutional          Investor A         Australasia and
                         Shares(1,3)         Shares(1,3)       Far East Index(4)
7/27/05(2)                   $10,000              $9,475                 $10,000
5/06                         $12,210             $11,550                 $12,422
5/07                         $15,216             $14,350                 $15,756
5/08                         $15,620             $14,698                 $15,357

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
2     Commencement of operations.
3 MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies.
4 This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

Performance Summary for the Period Ended May 31, 2008

                                               Average Annual Total Returns 1
                                       -----------------------------------------
                                              1 Year           Since Inception 2
                                       -------------------   -------------------
                          6-Month      w/o sales   w/sales   w/o sales   w/sales
                       Total Returns    charge     charge     charge     charge
--------------------------------------------------------------------------------
Institutional ........    (1.93%)        2.66%        --      16.98%        --
Investor A ...........    (2.07)         2.42      (2.95%)    16.69      14.50%
Investor B ...........    (2.45)         1.62      (2.64)     15.80      14.86
Investor C ...........    (2.43)         1.57       0.63      15.80      15.80
MSCI EAFE Index ......    (5.21)        (2.53)        --      16.28         --
--------------------------------------------------------------------------------

1 Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
2     The Portfolio commenced operations on 7/27/05.
      Past performance is not indicative of future results.


               FDP SERIES, INC.                     MAY 31, 2008              5

Fund Summary                                             Marsico Growth FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o Fund results outperformed that of the benchmark S&P 500 Index for the 12-month period ended May 31, 2008.

      What factors influenced performance?

o The primary drivers of the Fund's outperformance versus the benchmark were stock selection and an overweight position in the materials sector. Agricultural products company Monsanto Co. and industrial gas producer Praxair, Inc. were among the strongest-performing individual holdings.

o The Fund had less exposure than the benchmark to the weak-performing financials sector, which aided results. Additionally, the Fund's position in Industrial and Commercial Bank of China Ltd. appreciated sharply and was the most significant individual contributor in the sector.

o Holdings in other sectors, including Fund positions in credit card processor MasterCard, Inc., railroad operator Union Pacific Corp., Brazil-based oil producer Petroleo Brasileiro SA, and China-based telecommunications company China Mobile Ltd., also enhanced returns.

o On an individual stock basis, health services provider UnitedHealth Group, Inc., diversified financials companies The Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc. and pharmaceutical company Merck & Co., Inc. were the most significant detractors. In the consumer discretionary sector, positions in media company Comcast Corp. and hotel & casino operator MGM Mirage also hurt performance.

o In addition, an underweight position in the consumer staples and energy sectors detracted from Fund results, as these were among the stronger-performing sectors in the benchmark for the 12 months.

      Describe recent portfolio activity.

o During the reporting period, on average, the Fund maintained overweight positions versus the benchmark in the consumer discretionary, telecommunication services and materials sectors. The Fund generally maintained a significant underweight relative to the benchmark in financials, consumer staples, energy and utilities. Sector weightings are primarily a residual of the stock selection process.

      Describe Fund positioning at period-end.

o As of May 31, 2008, the Fund's most significant economic sector allocations were in industrials, financials, consumer discretionary, information technology and energy, while it had little exposure to the utilities sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


6              FDP SERIES, INC.                     MAY 31, 2008

                                                         Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the S&P 500(R) Index. Values are from July 27, 2005 to May 2008.

                        Institutional            Investor A           S&P 500(R)
                          Shares(1,3)           Shares(1,3)             Index(4)
7/27/05(2)                    $10,000                $9,475              $10,000
5/06                          $10,700               $10,129              $10,440
5/07                          $12,350               $11,654              $12,820
5/08                          $12,280               $11,560              $11,961

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
2     Commencement of operations.
3 Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
4 This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

Performance Summary for the Period Ended May 31, 2008

                                               Average Annual Total Returns 1
                                       -----------------------------------------
                                              1 Year           Since Inception 2
                                       -------------------   -------------------
                          6-Month      w/o sales   w/sales   w/o sales   w/sales
                       Total Returns    charge     charge     charge     charge
--------------------------------------------------------------------------------
Institutional .......     (7.60%)       (0.57%)       --       7.49%        --
Investor A ..........     (7.72)        (0.81)     (6.02%)     7.24       5.23%
Investor B ..........     (8.01)        (1.49)     (5.92)      6.43       5.33
Investor C ..........     (8.01)        (1.57)     (2.55)      6.43       6.43
S&P 500 Index .......     (4.47)        (6.70)        --       6.50         --
--------------------------------------------------------------------------------

1 Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
2     The Portfolio commenced operations on 7/27/05.
      Past performance is not indicative of future results.


               FDP SERIES, INC.                     MAY 31, 2008              7

Fund Summary                                           Van Kampen Value FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o Fund results lagged those of both the Russell 1000 Value Index and the S&P 500 Index for the 12-month period ended May 31, 2008.

      What factors influenced performance?

o Relative to both indexes, the largest positive contribution came from the Fund's exposure to consumer staples stocks. Overall, the sector performed well over the annual period, as investors preferred stocks with more defensive (that is, less economically-sensitive) characteristics amid the slower economic environment.

o Relative to the Russell 1000 Value Index, the Fund benefited from its underweight in the financials sector. In addition, relative to the S&P 500 Index, the telecommunication services sector was a notable contributor to performance, driven by favorable stock selection and a resulting overweight position in the sector.

o The largest detractor from relative performance was the Fund's lack of exposure to energy. The sector generated the highest returns, by far, within both indexes, as oil prices continued to reach new highs throughout the fiscal year. However, the excessively high valuations of energy stocks have made them unfit for investment by our strict risk-reward standards.

o The Fund's exposure to the health care sector also dampened performance relative to both indexes. This was largely due to a pharmaceutical holding that lost value after one of its drugs compared less favorably relative to a generic version.

      Describe recent portfolio activity.

o There were no significant changes to the Fund's positioning during the 12 months. In general, we continued to evaluate investment opportunities on a stock-by-stock basis, and only invested in stocks meeting our strict valuation and risk-reward criteria. In applying these standards to the stock market over the past year, we believed there was a strong case for the Fund's positioning to continue, with only marginal changes as attractive opportunities to buy or sell arose.

o We did sell several holdings that were approaching their fair valuations, which resulted in a slight reduction in the Fund's consumer staples and health care weightings, while we added small positions in a few financial services stocks that met our investment principles.

      Describe Fund positioning at period-end.

o As a result of our bottom-up stock selection process, the Fund's positioning at May 31, 2008 was unchanged from the beginning of the annual period. The Fund's largest sector weights, in decreasing order, were financials, consumer staples and health care. We continue to avoid energy and utility stocks, based on our assessment of risk and potential reward.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


8              FDP SERIES, INC.                     MAY 31, 2008

                                                       Van Kampen Value FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Russell 1000(R) Value Index. Values are from July 27, 2005 to May 2008.

                                                                         Russell
                         Institutional          Investor A         1000(R) Value
                           Shares(1,3)         Shares(1,3)              Index(4)
7/27/05(2)                     $10,000              $9,475               $10,000
5/06                           $10,556              $9,986               $10,813
5/07                           $12,767             $12,048               $13,579
5/08                           $10,961             $10,327               $11,912

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
2     Commencement of operations.
3 Van Kampen Value FDP Fund invests, under normal market conditions, primarily in a portfolio of equity securities, consisting principally of common stocks.
4 This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values. Russell 1000 is a registered trademark of the Frank Russell Company.

Performance Summary for the Period Ended May 31, 2008

                                                           Average Annual Total Returns 1
                                                   -----------------------------------------
                                                          1 Year           Since Inception 2
                                                   -------------------   -------------------
                                      6-Month      w/o sales   w/sales   w/o sales   w/sales
                                   Total Returns    charge     charge     charge     charge
--------------------------------------------------------------------------------------------
Institutional ....................    (8.49%)      (14.15%)       --       3.28%        --
Investor A .......................    (8.55)       (14.29)    (18.79%)     3.07       1.14%
Investor B .......................    (8.95)       (14.99)    (18.71)      2.26       1.07
Investor C .......................    (8.93)       (15.00)    (15.82)      2.27       2.27
Russell 1000 Value Total Return ..    (5.35)       (12.28)        --       6.34         --
S&P 500 Index ....................    (4.47)        (6.70)        ---       6.50         ---
--------------------------------------------------------------------------------------------

1 Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
2     The Portfolio commenced operations on 7/27/05.
      Past performance is not indicative of future results.


               FDP SERIES, INC.                     MAY 31, 2008              9

Fund Summary                            Franklin Templeton Total Return FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund posted positive returns amid a challenging investment backdrop, but underperformed the benchmark Lehman Brothers U.S. Aggregate Index for the 12-month period ended May 31, 2008.

      What factors influenced performance?

o Portfolio exposure to mortgage-related sectors was the primary detractor from Fund performance relative to the benchmark, as these issues underperformed amid considerable widening in yield spreads during the annual period.

o In contrast, the Fund's non-U.S. dollar investments generated strong relative returns, as many foreign currencies appreciated versus the U.S. dollar.

      Describe recent portfolio activity.

o Overall, our major sector weightings did not change dramatically over the past 12 months. We continued to emphasize higher-quality securitized sectors, as we searched for fundamentally sound bonds at attractive yields. Recently, we favored higher-quality commercial mortgaged-backed and other securitized debt securities, where we believed fundamentals were solid, at the expense of our U.S. agency and Treasury sector investments.

o Within the investment grade credit markets, we favored the financials sector. As spreads widened during the fiscal year, we believed valuations became more attractive and recent capital raising activities helped support sector fundamentals. In the below-investment grade markets, we found distressed senior-secured floating rate debt attractive, as fundamentals generally remained intact.

o Throughout the annual period, we maintained a diversified portfolio of international bonds and currencies, as we found opportunities in locally denominated debt of Asian and non-euro European countries. However, given the recent strength of many currencies versus the U.S. dollar, we reallocated our net non-dollar exposure within the European region.

      Describe Fund positioning at period-end.

o During the past 12 months, financial markets were volatile, underpinned by fear and uncertainty as credit conditions tightened, employment weakened and the housing market continued to deteriorate. Elevated investor concerns triggered a flight to safety, as investors shed riskier assets in favor of U.S. Treasury issues and spreads on non-Treasury sectors widened. Liquidity somewhat improved late in the annual period, although overall economic concerns and a supply backlog continued to weigh on investor sentiment.

o At period-end, the Fund was overweight relative to the benchmark in mortgage-related sectors, investment grade financials sector corporate bonds, senior syndicated bank loans and non-U.S. dollar fixed income investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


10              FDP SERIES, INC.                     MAY 31, 2008

                                        Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Lehman Brothers U.S. Aggregate Index. Values are from July 27, 2005 to November 2007.

                                                                          Lehman
                                                                        Brothers
                          Institutional         Investor A        U.S. Aggregate
                            Shares(1,3)        Shares(1,3)              Index(4)
7/27/05(2)                      $10,000             $9,600               $10,000
5/06                             $9,945             $9,528                $9,987
5/07                            $10,639            $10,166               $10,652
5/08                            $11,113            $10,593               $11,386

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
2     Commencement of operations.
3 Franklin Templeton Total Return FDP Fund invests, under normal market conditions, at least 85% of its assets in investment grade debt securities.
4 This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended May 31, 2008

                                                                                           Average Annual Total Returns 1
                                                                                 ---------------------------------------------------
                                                                                         1 Year                  Since Inception 2
                                                                                 ----------------------       ----------------------
                                             Standardized         6-Month        w/o sales      w/sales       w/o sales      w/sales
                                             30-Day Yields     Total Returns      charge        charge         charge        charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional .............................      4.08%              0.90%          4.45%           --            3.78%          --
Investor A ................................      3.67               0.78           4.20          0.03%           3.52         2.05%
Investor B ................................      3.29               0.51           3.66         (0.32)           2.98         2.00
Investor C ................................      3.26               0.50           3.62          2.63            2.94         2.94
Lehman Brothers U.S. Aggregate Index ......        --               1.49           6.89            --            4.67           --
------------------------------------------------------------------------------------------------------------------------------------

1 Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
2     The Portfolio commenced operations on 7/27/05.
      Past performance is not indicative of future results.


               FDP SERIES, INC.                     MAY 31, 2008              11

About Fund Performance

      Shares are only available for purchase through the FDP Service.

      For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

      For Franklin Templeton Total Return FDP Fund:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For the MFS Research International FDP Fund only, the Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on pages 5 - 11 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Manager waived a portion of its fees. Without such waiver, the Funds' performance would have been lower.


12              FDP SERIES, INC.                     MAY 31, 2008

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense examples on pages 13 and 14 (which are based on a hypothetical investment of $1,000 invested on December 1, 2007 and held through May 31, 2008) are intended to assist shareholders both in calculating expenses based on an investment in these Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical tables are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MFS Research International FDP Fund

                                              Actual                                                  Hypothetical 2
                     -------------------------------------------------------   -----------------------------------------------------
                         Beginning         Ending                                  Beginning         Ending
                       Account Value    Account Value       Expenses Paid        Account Value    Account Value    Expenses Paid
                     December 1, 2007   May 31, 2008     During the Period 1   December 1, 2007   May 31, 2008   During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional ......      $1,000         $  980.70            $    6.01              $1,000        $1,018.83        $    6.12
Investor A .........      $1,000         $  979.30            $    7.18              $1,000        $1,017.64        $    7.32
Investor B .........      $1,000         $  975.50            $   10.95              $1,000        $1,013.81        $   11.17
Investor C .........      $1,000         $  975.70            $   10.91              $1,000        $1,013.86        $   11.12
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.94% for Institutional, 1.18% for Investor A, 1.96% for Investor B and 1.94% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

Marsico Growth FDP Fund

                                              Actual                                                  Hypothetical 2
                     -------------------------------------------------------   -----------------------------------------------------
                         Beginning         Ending                                  Beginning         Ending
                       Account Value    Account Value       Expenses Paid        Account Value    Account Value    Expenses Paid
                     December 1, 2007   May 31, 2008     During the Period 1   December 1, 2007   May 31, 2008   During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional ......      $1,000         $  924.00            $    5.45              $1,000        $1,019.23        $    5.72
Investor A .........      $1,000         $  922.80            $    6.60              $1,000        $1,018.04        $    6.92
Investor B .........      $1,000         $  919.90            $   10.31              $1,000        $1,014.16        $   10.82
Investor C .........      $1,000         $  919.90            $   10.26              $1,000        $1,014.21        $   10.77
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for Institutional, 0.94% for Investor A, 1.48% for Investor B and 1.51% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.


               FDP SERIES, INC.                     MAY 31, 2008              13

Disclosure of Expenses (concluded)

Van Kampen Value FDP Fund

                                              Actual                                                  Hypothetical 2
                     -------------------------------------------------------   -----------------------------------------------------
                         Beginning         Ending                                  Beginning         Ending
                       Account Value    Account Value       Expenses Paid        Account Value    Account Value    Expenses Paid
                     December 1, 2007   May 31, 2008     During the Period 1   December 1, 2007   May 31, 2008   During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional ......      $1,000         $  915.10            $    4.48              $1,000        $1,020.23        $    4.72
Investor A .........      $1,000         $  914.50            $    5.62              $1,000        $1,019.03        $    5.92
Investor B .........      $1,000         $  910.50            $    9.31              $1,000        $1,015.15        $    9.82
Investor C .........      $1,000         $  910.70            $    9.22              $1,000        $1,015.25        $    9.72
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.94% for Institutional, 1.18% for Investor A, 1.96% for Investor B and 1.94% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

Franklin Templeton Total Return FDP Fund

                                              Actual                                                  Hypothetical 2
                     -------------------------------------------------------   -----------------------------------------------------
                         Beginning         Ending                                  Beginning         Ending
                       Account Value    Account Value       Expenses Paid        Account Value    Account Value    Expenses Paid
                     December 1, 2007   May 31, 2008     During the Period 1   December 1, 2007   May 31, 2008   During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional ......      $1,000         $1,009.00            $    3.30              $1,000        $1,021.62        $    3.32
Investor A .........      $1,000         $1,007.80            $    4.69              $1,000        $1,020.23        $    4.72
Investor B .........      $1,000         $1,005.10            $    7.38              $1,000        $1,017.54        $    7.42
Investor C .........      $1,000         $1,005.00            $    7.53              $1,000        $1,017.39        $    7.57
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for Institutional, 0.94% for Investor A, 1.48% for Investor B and 1.51% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.


14              FDP SERIES, INC.                     MAY 31, 2008

Portfolio Information as of May 31, 2008

Geographic Allocation

                                                                      Percent of
MFS Research International FDP Fund                        Long-Term Investments
--------------------------------------------------------------------------------
Japan .................................................................  17%
United Kingdom ........................................................  14
Germany ...............................................................  11
France ................................................................  11
Switzerland ...........................................................   7
Italy .................................................................   6
Netherlands ...........................................................   4
Brazil ................................................................   4
Mexico ................................................................   3
Singapore .............................................................   3
Spain .................................................................   3
Norway ................................................................   2
Australia .............................................................   2
Hong Kong .............................................................   2
India .................................................................   2
Ireland ...............................................................   2
Belgium ...............................................................   2
South Korea ...........................................................   1
Austria ...............................................................   1
Greece ................................................................   1
Russia ................................................................   1
Sweden ................................................................   1
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
E.ON AG ...............................................................   3%
Total SA ..............................................................   3
BHP Billiton Plc ......................................................   3
Nestle SA Registered Shares ...........................................   2
Roche Holding AG ......................................................   2
Akzo Nobel NV .........................................................   2
Statoilhydro ASA ......................................................   2
Vodafone Group Plc ....................................................   2
Unicredit SpA .........................................................   2
BNP Paribas SA ........................................................   2
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
McDonald's Corp. ......................................................   5%
MasterCard, Inc. Class A ..............................................   4
Union Pacific Corp. ...................................................   4
Google, Inc. Class A ..................................................   4
Lockheed Martin Corp. .................................................   4
Monsanto Co. ..........................................................   4
The Goldman Sachs Group, Inc. .........................................   4
Schlumberger Ltd. .....................................................   3
Petroleo Brasileiro SA ................................................   3
Apple, Inc. ...........................................................   3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Comcast Corp. Class A .................................................   4%
International Paper Co. ...............................................   4
Wal-Mart Stores, Inc. .................................................   4
Bank of America Corp. .................................................   3
Verizon Communications, Inc. ..........................................   3
Viacom, Inc. Class B ..................................................   3
Chubb Corp. ...........................................................   3
Time Warner, Inc. .....................................................   3
Wyeth .................................................................   3
Kraft Foods, Inc. .....................................................   2
--------------------------------------------------------------------------------


               FDP SERIES, INC.                     MAY 31, 2008              15

Portfolio Information May 31, 2008 (concluded)

Sector Representation

                                                                      Percent of
MFS Research International FDP Fund                        Long-Term Investments
--------------------------------------------------------------------------------
Financials ............................................................  25%
Industrials ...........................................................  13
Materials .............................................................  11
Consumer Discretionary ................................................  10
Energy ................................................................  10
Information Technology ................................................   8
Consumer Staples ......................................................   6
Health Care ...........................................................   6
Utilities .............................................................   6
Telecommunications Services ...........................................   5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                    Long-Term Investments
--------------------------------------------------------------------------------
Industrials ...........................................................  16%
Financials ............................................................  15
Consumer Discretionary ................................................  14
Information Technology ................................................  14
Energy ................................................................  13
Materials .............................................................   9
Telecommunication Services ............................................   9
Consumer Staples ......................................................   5
Health Care ...........................................................   5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                  Long-Term Investments
--------------------------------------------------------------------------------
Financials ............................................................  24%
Consumer Staples ......................................................  20
Consumer Discretionary ................................................  17
Health Care ...........................................................  15
Information Technology ................................................   8
Materials .............................................................   8
Telecommunication Services ............................................   6
Industrials ...........................................................   2

Five Largest Industries

                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
Commercial Banks ......................................................  16%
Oil, Gas & Consumable Fuels ...........................................  10
Chemicals .............................................................   5
Metals & Mining .......................................................   5
Pharmaceuticals .......................................................   5
--------------------------------------------------------------------------------

Five Largest Industries

                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure .........................................  12%
Chemicals .............................................................   8
Energy Equipment & Services ...........................................   8
Aerospace & Defense ...................................................   7
Road & Rail ...........................................................   7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Media .................................................................  13%
Pharmaceuticals .......................................................  10
Insurance .............................................................   8
Diversified Financial Services ........................................   8
Food Products .........................................................   7

Quality Ratings by S&P/Moody's 1

                                                                      Percent of
Franklin Templeton Total Return FDP Fund                   Long-Term Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................................  60%
AA/Aa .................................................................   4
A/A ...................................................................   9
BBB/Baa ...............................................................  12
B/B ...................................................................   2
Not Rated .............................................................  13
--------------------------------------------------------------------------------
1 Using the higher of Standard & Poors's or Moody's Investors Service ratings.

Asset Mix

                                                                      Percent of
Franklin Templeton Total Return FDP Fund                   Long-Term Investments
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities .....................  36%
Corporate Bonds .......................................................  24
Asset-Backed Securities ...............................................  11
Non-U.S. Government Agency Mortgage-Backed Securities .................  11
Foreign Government Obligations ........................................   7
U.S. Government Obligations ...........................................   4
Floating Rate Loan Interests ..........................................   3
Preferred Securities ..................................................   2
U.S. Government Agency Mortgage-Backed Securities --
  Collateralized Mortgage Obligations .................................   2
--------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. These industry classifications are unaudited.


16              FDP SERIES, INC.                     MAY 31, 2008

Schedule of Investments May 31, 2008         MFS Research International FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Australia -- 2.0%
Capital Markets -- 0.5%
Macquarie Group Ltd.                                    17,034     $    887,323
-------------------------------------------------------------------------------
Commercial Services & Supplies -- 0.7%
Brambles Ltd.                                          175,530        1,375,732
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.5%
Paladin Resources Ltd. (a)                             171,347          956,441
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 0.3%
Billabong International Ltd.                            53,756          620,673
-------------------------------------------------------------------------------
Total Common Stocks in Australia                                      3,840,169
===============================================================================
Austria -- 1.2%
Commercial Banks -- 1.2%
Erste Bank der Oesterreichischen Sparkassen AG          31,018        2,367,923
-------------------------------------------------------------------------------
Total Common Stocks in Austria                                        2,367,923
===============================================================================
Belgium -- 1.5%
Diversified Financial Services -- 1.5%
Fortis                                                 120,580        2,952,689
-------------------------------------------------------------------------------
Total Common Stocks in Belgium                                        2,952,689
===============================================================================
Brazil -- 3.6%
Building Products -- 0.2%
Duratex SA (Preference Shares)                          14,300          325,300
-------------------------------------------------------------------------------
Commercial Banks -- 1.2%
Uniao de Bancos Brasileiros SA (b)                      15,090        2,367,168
-------------------------------------------------------------------------------
Consumer Finance -- 0.1%
CSU Cardsystem SA                                       57,880          174,369
-------------------------------------------------------------------------------
Internet Software & Services -- 0.2%
Universo Online SA (Preference Shares)                  83,900          479,723
-------------------------------------------------------------------------------
Metals & Mining -- 1.0%
Cia Vale do Rio Doce                                    51,500        2,074,248
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.9%
Petroleo Brasileiro SA (b)                              23,630        1,665,915
-------------------------------------------------------------------------------
Total Common Stocks in Brazil                                         7,086,723
===============================================================================
Canada -- 0.6%
Oil, Gas & Consumable Fuels -- 0.3%
Talisman Energy, Inc.                                   27,690          635,956
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.3%
Rogers Communications, Inc. Class B                     14,190          624,097
-------------------------------------------------------------------------------
Total Common Stocks in Canada                                         1,260,053
===============================================================================
France -- 10.6%
Auto Components -- 0.6%
Compagnie Generale des Etablissements Michelin          14,540        1,300,678
-------------------------------------------------------------------------------
Commercial Banks -- 1.9%
BNP Paribas SA                                          37,018        3,820,552
-------------------------------------------------------------------------------
Electrical Equipment -- 0.9%
Schneider Electric SA                                   14,321        1,798,870
-------------------------------------------------------------------------------
Gas Utilities -- 0.6%
Gaz de France SA                                        17,130        1,166,998
-------------------------------------------------------------------------------
Insurance -- 1.7%
AXA SA                                                  93,020        3,286,481
-------------------------------------------------------------------------------
Multi-Utilities -- 0.7%
Suez SA                                                 18,190        1,355,520
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 2.9%
Total SA                                                65,150        5,685,092
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 1.3%
LVMH Moet Hennessy Louis Vuitton SA                     21,180        2,478,216
-------------------------------------------------------------------------------
Total Common Stocks in France                                        20,892,407
===============================================================================
Germany -- 11.4%
Automobiles -- 0.7%
Bayerische Motoren Werke AG                             24,960        1,478,309
-------------------------------------------------------------------------------
Chemicals -- 2.9%
Bayer AG                                                25,470        2,258,611
Linde AG                                                21,830        3,280,375
                                                                   ------------
                                                                      5,538,986
-------------------------------------------------------------------------------
Electric Utilities -- 3.0%
E.ON AG                                                 27,790        5,912,692
-------------------------------------------------------------------------------
Industrial Conglomerates -- 1.8%
Siemens AG                                              31,890        3,617,752
-------------------------------------------------------------------------------
Pharmaceuticals -- 1.4%
Merck KGaA                                              19,470        2,737,032
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 1.6%
Adidas-Salomon AG                                       43,310        3,053,625
-------------------------------------------------------------------------------
Total Common Stocks in Germany                                       22,338,396
===============================================================================
Greece -- 1.1%
Commercial Banks -- 1.1%
Bank of Cyprus Public Co. Ltd.                         155,950        2,173,857
-------------------------------------------------------------------------------
Total Common Stocks in Greece                                         2,173,857
===============================================================================
Hong Kong -- 1.9%
Commercial Banks --1.9%
BOC Hong Kong Holdings Ltd.                            729,000        1,862,692
Bank of Communications Co. Ltd.                      1,483,000        1,942,139
-------------------------------------------------------------------------------
Total Common Stocks in Hong Kong                                      3,804,831
===============================================================================
India -- 1.9%
IT Services -- 1.6%
HCL Technologies Ltd.                                   55,120          408,450
Satyam Computer Services Ltd.                          217,380        2,680,448
                                                                   ------------
                                                                      3,088,898
-------------------------------------------------------------------------------
Independent Power Producers &
Energy Traders -- 0.3%
National Thermal Power Corp. Ltd.                      162,552          659,895
-------------------------------------------------------------------------------
Total Common Stocks in India                                          3,748,793
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              17

Schedule of Investments (continued)          MFS Research International FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Ireland -- 1.5%
Building Products -- 0.6%
CRH Plc                                                 32,930     $  1,210,067
-------------------------------------------------------------------------------
Commercial Banks -- 0.9%
Anglo Irish Bank Corp. Plc                             141,742        1,808,215
-------------------------------------------------------------------------------
Total Common Stocks in Ireland                                        3,018,282
===============================================================================
Israel -- 0.3%
Chemicals -- 0.3%
Makhteshim-Agan Industries Ltd.                         66,840          626,164
-------------------------------------------------------------------------------
Total Common Stocks in Israel                                           626,164
===============================================================================
Italy -- 5.6%
Commercial Banks -- 3.5%
Unicredit SpA                                          560,393        3,917,119
Unione Di Banche Italiane SPCA                         110,532        2,847,646
                                                                   ------------
                                                                      6,764,765
-------------------------------------------------------------------------------
Energy Equipment & Services -- 0.5%
Saipem SpA                                              21,530          988,776
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 1.6%
Eni SpA                                                 78,520        3,198,067
-------------------------------------------------------------------------------
Total Common Stocks in Italy                                         10,951,608
===============================================================================
Japan -- 16.4%
Air Freight & Logistics -- 1.0%
Yamato Transport Co., Ltd.                             141,000        1,964,798
-------------------------------------------------------------------------------
Auto Components -- 0.8%
Bridgestone Corp.                                       91,100        1,554,628
-------------------------------------------------------------------------------
Capital Markets -- 1.3%
Daiwa Securities Group, Inc.                           254,000        2,544,337
-------------------------------------------------------------------------------
Commercial Banks -- 1.4%
Sumitomo Mitsui Financial Group, Inc.                      329        2,830,611
-------------------------------------------------------------------------------
Construction & Engineering -- 0.7%
JGC Corp.                                               60,000        1,323,278
-------------------------------------------------------------------------------
Consumer Finance -- 0.6%
Aeon Credit Service Co., Ltd.                           87,300        1,254,596
-------------------------------------------------------------------------------
Distributors -- 0.2%
JFE Shoji Holdings, Inc.                                44,000          346,841
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 1.3%
Hoya Corp.                                              18,700          519,740
Nippon Electric Glass Co.                               35,000          680,611
Omron Corp.                                             57,200        1,237,109
                                                                   ------------
                                                                      2,437,460
-------------------------------------------------------------------------------
Household Products -- 0.8%
Kao Corp.                                               61,000        1,591,254
-------------------------------------------------------------------------------
Machinery -- 1.9%
GLORY Ltd.                                              62,900        1,476,736
Komatsu Ltd.                                            72,700        2,303,339
                                                                   ------------
                                                                      3,780,075
-------------------------------------------------------------------------------
Office Electronics -- 2.1%
Konica Minolta Holdings, Inc.                           81,000        1,511,355
Ricoh Co., Ltd.                                        133,000        2,448,805
                                                                   ------------
                                                                      3,960,160
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.7%
Inpex Holdings, Inc.                                       110        1,387,782
-------------------------------------------------------------------------------
Pharmaceuticals -- 0.6%
Astellas Pharma, Inc.                                   29,800        1,260,747
-------------------------------------------------------------------------------
Road & Rail -- 1.0%
East Japan Railway Co.                                     248        1,914,931
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.6%
Tokyo Electron Ltd.                                     16,500        1,128,486
-------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.9%
Mitsubishi Corp.                                        41,400        1,429,482
Mitsui & Co., Ltd.                                      19,000          465,898
                                                                   ------------
                                                                      1,895,380
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.5%
KDDI Corp.                                                 157        1,088,664
-------------------------------------------------------------------------------
Total Common Stocks in Japan                                         32,264,028
===============================================================================
Mexico -- 2.9%
Building Products -- 0.1%
Corporacion Moctezuma, SAB de CV                        38,300          103,918
-------------------------------------------------------------------------------
Household Durables -- 0.2%
Sare Holding, SAB de CV Class B (a)                     69,900          104,311
Urbi, Desarrollos Urbanos, SA de CV (a)                 71,920          275,283
                                                                   ------------
                                                                        379,594
-------------------------------------------------------------------------------
Household Products -- 0.5%
Kimberly-Clark de Mexico, SA de CV                     204,460          960,911
-------------------------------------------------------------------------------
Media -- 1.2%
Grupo Televisa, SA (b)                                  86,800        2,274,160
-------------------------------------------------------------------------------
Transportation Infrastructure -- 0.0%
Grupo Aeroportuario del Pacifico, SA de CV (b)           2,400           84,912
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.9%
America Movil, SA de CV (b)                             29,900        1,787,123
-------------------------------------------------------------------------------
Total Common Stocks in Mexico                                         5,590,618
===============================================================================
Netherlands -- 4.4%
Air Freight & Logistics -- 0.5%
TNT NV                                                  22,360          897,141
-------------------------------------------------------------------------------
Beverages -- 1.1%
Heineken NV                                             37,440        2,199,989
-------------------------------------------------------------------------------
Chemicals -- 2.1%
Akzo Nobel NV                                           48,440        4,100,346
-------------------------------------------------------------------------------
Industrial Conglomerates -- 0.7%
Koninklijke Philips Electronics NV                      35,210        1,351,913
-------------------------------------------------------------------------------
Total Common Stocks in the Netherlands                                8,549,389
===============================================================================

See Notes to Financial Statements.


18              FDP SERIES, INC.                     MAY 31, 2008

Schedule of Investments (continued)          MFS Research International FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Norway -- 2.1%
Oil, Gas & Consumable Fuels -- 2.1%
Statoilhydro ASA                                       104,090     $  4,038,291
-------------------------------------------------------------------------------
Total Common Stocks in Norway                                         4,038,291
===============================================================================
Russia -- 0.9%
Oil, Gas & Consumable Fuels -- 0.9%
OAO Gazprom (b)                                         28,920        1,743,876
-------------------------------------------------------------------------------
Total Common Stocks in Russia                                         1,743,876
===============================================================================
Singapore -- 2.8%
Commercial Banks -- 1.3%
DBS Group Holdings Ltd.                                172,000        2,463,369
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.4%
Venture Corp. Ltd.                                     117,000          861,033
-------------------------------------------------------------------------------
Real Estate Management & Development -- 1.1%
CapitaLand Ltd.                                        440,000        2,116,705
-------------------------------------------------------------------------------
Total Common Stocks in Singapore                                      5,441,107
===============================================================================
South Africa -- 0.6%
Commercial Banks -- 0.4%
Standard Bank Group Ltd.                                80,439          878,468
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.2%
MTN Group Ltd.                                          19,180          383,613
-------------------------------------------------------------------------------
Total Common Stocks in South Africa                                   1,262,081
===============================================================================
South Korea -- 1.3%
Electronic Equipment & Instruments -- 0.4%
LS Industrial Systems Co. Ltd.                          15,150          808,941
-------------------------------------------------------------------------------
Food Products -- 0.2%
Nong Shim Co., Ltd.                                      1,733          303,681
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.7%
Samsung Electronics Co., Ltd.                            2,025        1,456,750
-------------------------------------------------------------------------------
Total Common Stocks in South Korea                                    2,569,372
===============================================================================
Spain -- 2.5%
Diversified Telecommunication Services -- 1.7%
Telefonica SA                                          116,830        3,353,423
-------------------------------------------------------------------------------
Specialty Retail -- 0.8%
Inditex SA                                              32,940        1,620,403
-------------------------------------------------------------------------------
Total Common Stocks in Spain                                          4,973,826
===============================================================================
Sweden -- 0.8%
Building Products -- 0.8%
Assa Abloy AB Series B                                  87,280        1,512,727
-------------------------------------------------------------------------------
Total Common Stocks in Sweden                                         1,512,727
===============================================================================
Switzerland -- 7.3%
Biotechnology -- 0.4%
Actelion Ltd. (a)                                       16,785          917,156
-------------------------------------------------------------------------------
Building Products -- 1.0%
Geberit AG                                              11,086        1,880,551
-------------------------------------------------------------------------------
Capital Markets -- 0.4%
Julius Baer Holding AG Class B                           9,614          786,831
-------------------------------------------------------------------------------
Food Products -- 2.4%
Nestle SA Registered Shares                              9,445        4,644,339
-------------------------------------------------------------------------------
Pharmaceuticals -- 3.1%
Novartis AG Registered Shares                           36,070        1,894,778
Roche Holding AG                                        24,380        4,203,489
-------------------------------------------------------------------------------
                                                                      6,098,267
                                                                   ------------
Total Common Stocks in Switzerland                                   14,327,144
===============================================================================
Taiwan -- 0.3%
Semiconductors & Semiconductor
Equipment -- 0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.           277,000          597,698
-------------------------------------------------------------------------------
Total Common Stocks in Taiwan                                           597,698
===============================================================================
United Kingdom -- 13.8%
Beverages -- 0.6%
Diageo Plc                                              61,400        1,198,031
-------------------------------------------------------------------------------
Commercial Banks -- 2.5%
Barclays Plc                                           370,320        2,750,881
Standard Chartered Plc                                  55,296        2,054,894
                                                                   ------------
                                                                      4,805,775
-------------------------------------------------------------------------------
Household Products -- 0.9%
Reckitt Benckiser Plc                                   28,760        1,694,312
-------------------------------------------------------------------------------
Independent Power Producers &
Energy Traders -- 0.2%
Drax Group Plc                                          35,382          474,498
-------------------------------------------------------------------------------
Insurance -- 0.7%
Old Mutual Plc                                         594,800        1,378,543
-------------------------------------------------------------------------------
Media -- 1.5%
WPP Group Plc                                          249,770        3,025,521
-------------------------------------------------------------------------------
Metals & Mining -- 4.1%
Anglo American Plc                                      15,340        1,038,934
BHP Billiton Plc                                       144,210        5,467,651
Rio Tinto Plc Registered Shares                         13,350        1,601,249
                                                                   ------------
                                                                      8,107,834
-------------------------------------------------------------------------------
Multiline Retail -- 0.3%
Next Plc                                                22,380          512,929
-------------------------------------------------------------------------------
Specialty Retail -- 0.5%
Kingfisher Plc                                         327,630          890,433
-------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.5%
Bunzl Plc                                               66,040          924,236
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 2.0%
Vodafone Group Plc                                   1,246,030        4,004,761
-------------------------------------------------------------------------------
Total Common Stocks in the United Kingdom                            27,016,873
===============================================================================
Total Investments (Cost -- $172,114,071*) -- 99.3%                  194,948,925

Other Assets Less Liabilities -- 0.7%                                 1,472,593
                                                                   ------------
Net Assets -- 100.0%                                               $196,421,518
                                                                   ============

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              19

Schedule of Investments (concluded)          MFS Research International FDP Fund

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................  $ 173,089,965
                                                                  =============
      Gross unrealized appreciation ............................  $  29,655,797
      Gross unrealized depreciation ............................     (7,796,837)
                                                                  -------------
      Net unrealized appreciation ..............................  $  21,858,960
                                                                  =============

(a)   Non-income producing security.
(b)   Depositary receipts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.


20              FDP SERIES, INC.                     MAY 31, 2008

Schedule of Investments May 31, 2008                     Marsico Growth FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares          Value
===============================================================================
Aerospace & Defense -- 7.1%
General Dynamics Corp.                                  51,839     $  4,776,964
Lockheed Martin Corp.                                   54,828        6,000,376
Precision Castparts Corp.                                6,149          742,799
                                                                   ------------
                                                                     11,520,139
-------------------------------------------------------------------------------
Beverages -- 2.2%
The Coca-Cola Co.                                       31,198        1,786,397
Heineken NV (a)                                         62,912        1,846,354
                                                                   ------------
                                                                      3,632,751
-------------------------------------------------------------------------------
Biotechnology -- 2.3%
Genentech, Inc. (b)                                     53,586        3,797,640
-------------------------------------------------------------------------------
Capital Markets -- 3.5%
The Goldman Sachs Group, Inc.                           32,119        5,666,113
-------------------------------------------------------------------------------
Chemicals -- 8.4%
Air Products & Chemicals, Inc.                          16,682        1,700,229
Monsanto Co.                                            44,781        5,705,099
Potash Corp. of Saskatchewan, Inc.                      11,567        2,302,643
Praxair, Inc.                                           41,693        3,963,337
                                                                   ------------
                                                                     13,671,308
-------------------------------------------------------------------------------
Commercial Banks -- 5.1%
Industrial & Commercial Bank of China                6,823,000        5,097,207
Wells Fargo & Co.                                      115,543        3,185,521
                                                                   ------------
                                                                      8,282,728
-------------------------------------------------------------------------------
Communications Equipment -- 0.9%
QUALCOMM, Inc.                                          31,048        1,507,070
-------------------------------------------------------------------------------
Computers & Peripherals -- 3.1%
Apple, Inc. (b)                                         27,047        5,105,121
-------------------------------------------------------------------------------
Diversified Financial Services -- 3.5%
Bank of America Corp.                                   43,214        1,469,708
JPMorgan Chase & Co.                                    98,711        4,244,573
                                                                   ------------
                                                                      5,714,281
-------------------------------------------------------------------------------
Diversified Telecommunication Services -- 2.6%
AT&T Inc.                                              107,387        4,284,741
-------------------------------------------------------------------------------
Electrical Equipment -- 0.5%
Vestas Wind Systems A/S (b)                              5,900          812,181
-------------------------------------------------------------------------------
Energy Equipment & Services -- 7.9%
Cameron International Corp. (b)                         20,601        1,096,591
FMC Technologies, Inc. (b)                               3,235          232,435
Schlumberger Ltd.                                       54,833        5,545,261
Transocean, Inc. (b)                                    32,193        4,835,067
Weatherford International Ltd. (b)                      24,370        1,112,003
                                                                   ------------
                                                                     12,821,357
-------------------------------------------------------------------------------
Food & Staples Retailing -- 3.1%
CVS/Caremark Corp.                                      88,690        3,795,045
Costco Wholesale Corp.                                  17,227        1,228,630
                                                                   ------------
                                                                      5,023,675
-------------------------------------------------------------------------------
Gas Utilities -- 0.3%
Equitable Resources, Inc.                                7,658          537,821
-------------------------------------------------------------------------------
Health Care Providers & Services -- 2.3%
UnitedHealth Group, Inc.                               110,482        3,779,589
-------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 12.4%
Las Vegas Sands Corp. (b)                               48,455        3,364,715
MGM Mirage (b)                                          35,181        1,731,257
McDonald's Corp.                                       139,867        8,296,910
Starbucks Corp. (b)                                     16,282          296,170
Wynn Resorts Ltd.                                       32,672        3,268,180
Yum! Brands, Inc.                                       81,224        3,224,593
                                                                   ------------
                                                                     20,181,825
-------------------------------------------------------------------------------
IT Services -- 5.1%
MasterCard, Inc. Class A                                22,294        6,881,043
Visa, Inc. Class A (b)                                  17,233        1,488,242
                                                                   ------------
                                                                      8,369,285
-------------------------------------------------------------------------------
Industrial Conglomerates -- 0.9%
McDermott International, Inc. (b)                       24,436        1,515,765
-------------------------------------------------------------------------------
Internet Software & Services -- 3.9%
Google, Inc. Class A (b)                                10,853        6,357,687
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 4.5%
PetroHawk Energy Corp. (b)                              20,615          605,669
Petroleo Brasileiro SA (a)                              74,670        5,264,235
XTO Energy, Inc.                                        22,938        1,459,316
                                                                   ------------
                                                                      7,329,220
-------------------------------------------------------------------------------
Real Estate Management & Development -- 1.0%
The St. Joe Co.                                         44,542        1,709,522
-------------------------------------------------------------------------------
Road & Rail -- 6.5%
CSX Corp.                                               23,529        1,624,913
Norfolk Southern Corp.                                  36,209        2,439,762
Union Pacific Corp.                                     80,394        6,617,230
                                                                   ------------
                                                                     10,681,905
-------------------------------------------------------------------------------
Specialty Retail -- 1.2%
Lowe's Cos., Inc.                                       81,737        1,961,688
-------------------------------------------------------------------------------
Thrifts & Mortgage Finance -- 0.7%
Washington Mutual, Inc.                                128,262        1,156,923
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 5.5%
America Movil, SA de CV (a)                             73,760        4,408,636
China Mobile Ltd.                                      311,500        4,578,358
                                                                   ------------
                                                                      8,986,994
-------------------------------------------------------------------------------
Total Common Stocks -- 94.5%                                        154,407,329
===============================================================================

===============================================================================
Preferred Stocks
===============================================================================
Capital Markets -- 0.9%
Lehman Brothers Holdings, Inc. Series P, 7.25%           1,378        1,495,130
-------------------------------------------------------------------------------
Total Preferred Stocks -- 0.9%                                        1,495,130
===============================================================================
Total Long-Term Securities
(Cost -- $128,447,035) -- 95.4%                                     155,902,459
===============================================================================

===============================================================================
                                                          Par
Short-Term Securities                                    (000)
===============================================================================
Time Deposits -- 5.1%
Bank of America London, 1.46%, 6/02/08                  $8,374        8,374,242
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $8,374,242) -- 5.1%                                          8,374,242
===============================================================================
Total Investments (Cost -- $136,821,277*) -- 100.5%                 164,276,701

Liabilities in Excess of Other Assets -- (0.5%)                        (843,760)
                                                                   ------------
Net Assets -- 100.0%                                               $163,432,941
                                                                   ============

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              21

Schedule of Investments (concluded)                      Marsico Growth FDP Fund

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................  $ 137,926,269
                                                                  =============
      Gross unrealized appreciation ............................  $  31,046,546
      Gross unrealized depreciation ............................     (4,696,114)
                                                                  -------------
      Net unrealized appreciation ..............................  $  26,350,432
                                                                  =============

(a)   Depositary receipts.
(b)   Non-income producing security.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.


22              FDP SERIES, INC.                     MAY 31, 2008

Schedule of Investments May 31, 2008                   Van Kampen Value FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Airlines -- 0.8%
Southwest Airlines Co.                                  98,200     $  1,282,492
===============================================================================
Beverages -- 3.3%
Anheuser-Busch Cos., Inc.                               22,500        1,292,850
The Coca-Cola Co.                                       50,700        2,903,082
Dr. Pepper Snapple Group, Inc. (c)                      41,696        1,049,905
                                                                   ------------
                                                                      5,245,837
===============================================================================
Capital Markets -- 2.1%
The Bank of New York Mellon Corp.                       74,317        3,309,336
===============================================================================
Chemicals -- 2.6%
E.I. du Pont de Nemours & Co.                           53,998        2,587,044
Rohm & Haas Co.                                         27,700        1,495,246
                                                                   ------------
                                                                      4,082,290
===============================================================================
Commercial Banks -- 4.3%
Barclays Plc (a)                                         4,600          137,678
The PNC Financial Services Group, Inc. (b)                 500           32,125
U.S. Bancorp                                            37,400        1,241,306
Wachovia Corp.                                         132,000        3,141,600
Wells Fargo & Co.                                       79,800        2,200,086
                                                                   ------------
                                                                      6,752,795
===============================================================================
Communications Equipment -- 0.8%
Alcatel SA (a)                                          93,700          703,687
Telefonaktiebolaget LM Ericsson (a)                     18,400          497,536
                                                                   ------------
                                                                      1,201,223
===============================================================================
Computers & Peripherals -- 4.2%
Dell, Inc. (c)                                          77,700        1,791,762
Hewlett-Packard Co.                                     23,000        1,082,380
International Business Machines Corp.                   29,100        3,766,413
                                                                   ------------
                                                                      6,640,555
===============================================================================
Diversified Financial Services -- 7.5%
Bank of America Corp.                                  157,000        5,339,570
Citigroup, Inc.                                        173,900        3,806,671
JPMorgan Chase & Co.                                    63,200        2,717,600
                                                                   ------------
                                                                     11,863,841
===============================================================================
Diversified Telecommunication Services -- 5.4%
AT&T Inc.                                               82,000        3,271,800
Verizon Communications, Inc.                           138,600        5,331,942
                                                                   ------------
                                                                      8,603,742
===============================================================================
Food & Staples Retailing -- 5.2%
CVS/Caremark Corp.                                      45,100        1,929,829
Wal-Mart Stores, Inc.                                  110,100        6,357,174
                                                                   ------------
                                                                      8,287,003
===============================================================================
Food Products -- 6.9%
Cadbury Plc (a)                                         63,028        3,383,973
Kraft Foods, Inc.                                      118,785        3,858,137
Sara Lee Corp.                                          42,200          581,516
Unilever NV (a)                                         93,700        3,069,612
                                                                   ------------
                                                                     10,893,238
===============================================================================
Health Care Equipment & Supplies -- 0.8%
Boston Scientific Corp. (c)                            101,300        1,346,277
===============================================================================
Health Care Providers & Services -- 2.6%
Cardinal Health, Inc.                                   50,900        2,877,886
UnitedHealth Group, Inc.                                17,000          581,570
WellPoint, Inc. (c)                                     10,900          608,438
                                                                   ------------
                                                                      4,067,894
===============================================================================
Household Products -- 1.5%
Kimberly-Clark Corp.                                    22,500        1,435,500
The Procter & Gamble Co.                                15,000          990,750
                                                                   ------------
                                                                      2,426,250
===============================================================================
IT Services -- 1.0%
Computer Sciences Corp. (c)                             15,100          742,165
The Western Union Co.                                   35,000          827,400
                                                                   ------------
                                                                      1,569,565
===============================================================================
Industrial Conglomerates -- 1.0%
General Electric Co.                                    49,400        1,517,568
===============================================================================
Insurance -- 8.0%
Aflac, Inc.                                              8,400          563,892
American International Group, Inc.                      35,300        1,270,800
Berkshire Hathaway, Inc. Class B (c)                       200          899,600
Chubb Corp.                                             87,900        4,725,504
Genworth Financial, Inc. Class A                        28,500          629,850
Hartford Financial Services Group, Inc.                 23,100        1,641,717
MetLife, Inc.                                           26,400        1,584,792
The Travelers Cos., Inc.                                27,000        1,344,870
                                                                   ------------
                                                                     12,661,025
===============================================================================
Internet & Catalog Retail -- 1.1%
Liberty Media Holding Corp. -- Interactive (c)         100,750        1,711,743
===============================================================================
Internet Software & Services -- 0.4%
eBay, Inc. (c)                                          23,200          696,232
===============================================================================
Media -- 12.5%
Comcast Corp. Class A                                  290,302        6,531,795
Liberty Media Corp. -- Entertainment Class A (c)        59,760        1,613,520
News Corp. Class B                                      95,500        1,776,300
Time Warner, Inc.                                      290,300        4,609,964
Viacom, Inc. Class B (c)                               144,150        5,163,453
                                                                   ------------
                                                                     19,695,032
===============================================================================
Metals & Mining -- 0.4%
Alcoa, Inc.                                             14,935          606,212
===============================================================================
Multiline Retail -- 1.2%
J.C. Penney Co., Inc.                                   23,300          937,592
Macy's, Inc.                                            40,600          961,002
                                                                   ------------
                                                                      1,898,594
===============================================================================
Paper & Forest Products -- 4.0%
International Paper Co.                                234,500        6,383,090
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              23

Schedule of Investments (concluded)                    Van Kampen Value FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Pharmaceuticals -- 10.3%
Abbott Laboratories                                     28,700     $  1,617,245
Bristol-Myers Squibb Co.                               138,300        3,151,857
Eli Lilly & Co.                                         25,900        1,246,826
GlaxoSmithKline Plc (a)                                 14,500          645,685
Pfizer, Inc.                                           100,500        1,945,680
Roche Holding AG (a)                                     4,600          395,606
Schering-Plough Corp.                                  152,300        3,106,920
Wyeth                                                   92,200        4,100,134
                                                                   ------------
                                                                     16,209,953
===============================================================================
Semiconductors & Semiconductor
Equipment -- 1.0%
Intel Corp.                                             34,600          802,028
KLA-Tencor Corp.                                        16,300          751,756
                                                                   ------------
                                                                      1,553,784
===============================================================================
Software -- 0.5%
Microsoft Corp.                                         25,900          733,488
===============================================================================
Specialty Retail -- 1.1%
Home Depot, Inc.                                        31,000          848,160
Lowe's Cos., Inc.                                       39,600          950,400
                                                                   ------------
                                                                      1,798,560
===============================================================================

===============================================================================
Common Stocks                                           Shares         Value
===============================================================================
Thrifts & Mortgage Finance -- 0.9%
Fannie Mae                                              14,400     $    389,088
Freddie Mac                                             38,300          973,586
                                                                   ------------
                                                                      1,362,674
===============================================================================
Tobacco -- 1.6%
Altria Group, Inc.                                      35,400          788,004
Philip Morris International, Inc. (c)                   32,400        1,706,184
                                                                   ------------
                                                                      2,494,188
===============================================================================
Total Common Stocks
(Cost -- $154,957,531) -- 93.0%                                     146,894,481
===============================================================================

===============================================================================
                                                           Par
Short-Term Securities                                     (000)
===============================================================================
U.S. Government Agency Obligations -- 6.5%
Federal Home Loan Bank, 1.915%, 6/02/08              $  10,200       10,198,923
===============================================================================
Time Deposits -- 0.1%
Wells Fargo, 1.46%, 6/02/08                                165          164,574
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $10,363,497) -- 6.6%                                        10,363,497
===============================================================================
Total Investments (Cost -- $165,321,028*) -- 99.6%                  157,257,978

Other Assets Less Liabilities -- 0.4%                                   681,982
                                                                   ------------
Net Assets -- 100.0%                                               $157,939,960
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................  $ 165,425,313
                                                                  =============
      Gross unrealized appreciation ............................  $  11,103,504
      Gross unrealized depreciation ............................    (19,270,839)
                                                                  -------------
      Net unrealized depreciation ..............................  $  (8,167,335)
                                                                  =============

(a)   Depositary receipts.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                      Purchase     Sale     Realized    Dividend
      Affiliate                         Cost       Cost       Gain       Income
      --------------------------------------------------------------------------
      The PNC Financial Services
        Group, Inc.                      --         --         --        $1,275
      --------------------------------------------------------------------------

(c)   Non-income producing security.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.


24              FDP SERIES, INC.                     MAY 31, 2008

Schedule of Investments May 31, 2008    Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

                                                             Par
Asset-Backed Securities                                     (000)      Value
===============================================================================
ACE Securities Corp. Series 2005-HE7 Class A2B,
   2.573%, 11/25/35 (a)                               $     1,049  $  1,039,045
American Express Credit Account Master Trust
   Series 2002-5 Class A, 2.684%, 2/15/12 (a)               4,100     4,085,854
Ameriquest Mortgage Securities, Inc.
   Series 2005-R9 Class A2B, 2.623%,
   11/25/35 (a)                                             1,139     1,104,595
Asset Backed Funding Certificates Series
   2005-HE2 Class A2C, 2.693%,
   6/25/35 (a)                                                174       174,019
Asset Backed Securities Corp. Home Equity Line
   Trust Series 2205-HE4 Class A1, 2.693%,
   5/25/35 (a)                                                 56        55,548
Bank of America Credit Card Trust Series
   2007-A13 Class A13, 2.734%, 4/15/12 (a)                  4,500     4,477,647
Capital One Auto Finance Trust Series
   2006-C Class A4, 2.544%, 5/15/13 (a)                       700       619,828
Chase Funding Mortgage Loan Asset-Backed
   Certificates Series 2004-2 Class 2A2,
   2.643%, 2/25/34 (a)                                        503       444,774
Chase Issuance Trust (a):
     Series 2005-A9 Class A9, 2.534%,
       11/15/11                                               500       496,692
     Series 2007-A9 Class A, 2.54%, 6/16/14                 2,200     2,126,559
Citifinancial Mortgage Securities, Inc.
   Series 2003-4 Class AF6, 4.493%,
   10/25/33 (a)                                               639       574,177
Countrywide Asset Backed Certificates
   Series 2005-11 Class AF4, 5.21%,
   9/25/35 (a)                                                700       618,796
Ford Credit Auto Owner Trust Series 2007-B
   Class A2B, 2.844%, 4/15/14 (a)                           3,400     3,388,518
HSI Asset Securitization Corp. Trust Series
   2006-OPT4 Class 2A2, 2.503%,
   3/25/36 (a)                                                835       828,026
MASTR Asset Backed Securities Trust Series
   2006-AB1 Class A1, 2.533%, 2/25/36 (a)                     158       156,300
MBNA Credit Card Master Note Trust Series
   2003-A9 Class A9, 2.644%, 2/15/11 (a)                    1,030     1,029,456
Morgan Stanley ABS Capital I (a):
     Series 2006-HE4 Class A1, 2.433%,
       6/25/36                                                 75        75,135
     Series 2006-NC3 Class A2B, 2.513%,
       3/25/36 (b)                                          1,604     1,573,694
     Series 2006-NC4 Class A2A, 2.423%,
       6/25/36                                                152       149,986
Residential Asset Securities Corp. Series
   2005-AHL2 Class A2, 2.653%, 10/25/35 (a)                   495       482,477
Securitized Asset Backed Receivables LLC
   Trust Series 2006-FR2 Class A2,
   2.543%, 3/25/36 (a)                                      1,400     1,345,356
Structured Asset Securities Corp. Series
   2005-SC1 Class 1A1, 2.663%,
   5/25/31 (a)(b)                                             634       552,578
-------------------------------------------------------------------------------
Total Asset-Backed Securities -- 12.1%                               25,399,060
===============================================================================

                                                              Par
Corporate Bonds                                              (000)     Value
===============================================================================
Beverages -- 0.3%
SABMiller Plc, 6.50%, 7/01/16 (b)                             600       617,012
===============================================================================
Biotechnology -- 0.3%
Amgen, Inc., 0.375%, 2/01/13 (c)                              300       258,375
PDL BioPharma, Inc., 2.75%, 8/16/23 (c)                       360       340,650
                                                                   ------------
                                                                        599,025
===============================================================================
Capital Markets -- 2.2%
The Bear Stearns Cos., Inc. Series B,
   4.55%, 6/23/10                                             100        99,374
Deutsche Bank AG, 4.875%, 5/20/13                             700       692,656
The Goldman Sachs Group, Inc.,
   6.75%, 10/01/37                                            500       469,146
Lazard Group LLC:
     7.125%, 5/15/15                                          100        93,231
     6.85%, 6/15/17                                         1,000       909,080
Lehman Brothers Holdings, Inc.,
   6.875%, 5/02/18                                          1,000       970,466
Morgan Stanley, 4.75%, 4/01/14                                300       276,570
UBS AG Series DPNT, 5.875%, 12/20/17                        1,000       994,646
                                                                   ------------
                                                                      4,505,169
===============================================================================
Chemicals -- 0.8%
Ineos Group Holdings Plc, 8.50%, 2/15/16 (b)                  250       194,375
RPM International, Inc.:
     6.25%, 12/15/13                                           50        51,085
     6.50%, 2/15/18                                         1,000     1,004,456
RPM United Kingdom G.P., 6.70%, 11/01/15                      200       203,302
Yara International ASA, 5.25%, 12/15/14 (b)                   250       245,973
                                                                   ------------
                                                                      1,699,191
===============================================================================
Commercial Banks -- 1.7%
BNP Paribas, 7.195% (a)(b)(d)                                 600       552,231
Compass Bank, 6.40%, 10/01/17                                 800       770,396
European Investment Bank, 0.75%, 9/21/11 (a)          JPY  60,000       569,070
Glitnir Banki hf, 7.451% (a)(b)(d)                    $       400       277,427
Kaupthing Bank hf, 7.125%, 5/19/16 (b)                        400       308,613
Kreditanstalt fuer Wiederaufbau, 0.706%,
  8/08/11 (a)                                         JPY  64,000       607,192
Landsbanki Islands hf, 6.10%, 8/25/11 (b)             $       400       375,908
                                                                   ------------
                                                                      3,460,837
===============================================================================
Commercial Services & Supplies -- 0.1%
Aramark Corp., 8.50%, 2/01/15                                 250       255,937
Waste Management, Inc., 6.50%, 11/15/08                        50        50,656
                                                                   ------------
                                                                        306,593
===============================================================================
Construction Materials -- 0.1%
Headwaters, Inc., 2.875%, 6/01/16 (c)                         300       230,250
===============================================================================
Consumer Finance -- 0.4%
American Express Co., 7%, 3/19/18                             700       732,808
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              25

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

                                                             Par
Corporate Bonds                                             (000)      Value
===============================================================================
Diversified Financial Services -- 1.2%
CIT Group Funding Co. of Canada,
   4.65%, 7/01/10                                     $       500  $    435,673
Citigroup, Inc., 8.30%, 12/21/77 (a)                        1,000     1,000,256
GMAC LLC:
     6.875%, 9/15/11                                          400       337,236
     6.875%, 8/28/12                                          100        80,549
General Electric Capital Corp.:
     5.62%, 10/21/10 (a)                                       72        71,442
     5%, 1/08/16                                              500       482,338
                                                                   ------------
                                                                      2,407,494
===============================================================================
Diversified Telecommunication
Services -- 1.8%
AT&T Inc.:
     2.888%, 11/14/08 (a)                                     300       299,894
     4.95%, 1/15/13                                         1,000       996,973
Embarq Corp., 7.082%, 6/01/16                                 500       486,230
Telecom Italia Capital SA
     4.95%, 9/30/14                                           250       230,184
     6.999%, 6/04/18                                          750       752,297
Verizon New York, Inc. :
     Series A, 6.875%, 4/01/12                                800       840,123
     Series B, 7.375%, 4/01/32                                100       104,936
                                                                   ------------
                                                                      3,710,637
===============================================================================
Electric Utilities -- 0.5%
E. On International Finance B.V., 5.80%, 4/30/18 (b)        1,000       983,917
===============================================================================
Energy Equipment & Services -- 0.3%
Weatherford International Ltd., 7%, 3/15/38                   600       622,134
===============================================================================
Food & Staples Retailing -- 0.8%
CVS/Caremark Corp., 5.75%, 6/01/17                            300       296,893
The Kroger Co., 6.15%, 1/15/20                                500       504,088
Tesco Plc, 6.15%, 11/15/37 (b)                              1,000       948,412
                                                                   ------------
                                                                      1,749,393
===============================================================================
Food Products -- 1.3%
Bunge Ltd Finance Corp.:                                      400       354,228
     5.875%, 5/15/13                                          300       293,728
     5.10%, 7/15/15 (b)
Cargill, Inc., 6%, 11/27/17 (b)                             1,000       996,416
Kellogg Co., 4.25%, 3/06/13                                 1,000       970,595
                                                                   ------------
                                                                      2,614,967
===============================================================================
Health Care Providers & Services -- 1.1%
Coventry Health Care, Inc., 6.30%, 8/15/14                    750       719,008
Medco Health Solutions, Inc., 7.125%, 3/15/18                 800       827,482
Quest Diagnostics, Inc., 6.95%, 7/01/37                       600       592,579
UnitedHealth Group, Inc., 6.50%, 6/15/37                      200       182,369
                                                                   ------------
                                                                      2,321,438
===============================================================================
Hotels, Restaurants & Leisure -- 0.2%
Harrah's Operating Co., Inc., 6.50%, 6/01/16                  100        59,750
MGM Mirage, 6.625%, 7/15/15                                   250       215,000
Station Casinos, Inc., 6.875%, 3/01/16                        250       152,187
                                                                   ------------
                                                                        426,937
===============================================================================
Household Durables -- 0.2%
Ford Motor Credit Co. LLC:
     7.875%, 6/15/10                                          200       189,515
     9.875%, 8/10/11                                          450       425,800
                                                                   ------------
                                                                        615,315
===============================================================================
IT Services -- 0.5%
Fiserv, Inc., 6.125%, 11/20/12                                500       501,668
SunGard Data Systems, Inc.:
     9.125%, 8/15/13                                          100       103,000
     10.25%, 8/15/15                                          200       208,000
Verifone Holdings, Inc., 1.375%, 6/15/12 (b)(c)               385       295,969
                                                                   ------------
                                                                      1,108,637
===============================================================================
Independent Power Producers & Energy
Traders -- 0.3%
NRG Energy, Inc., 7.25%, 2/01/14                              300       294,000
Texas Competitive Electric Holdings Co.
   LLC, 10.25%, 11/01/15 (b)                                  300       306,375
                                                                   ------------
                                                                        600,375
===============================================================================
Industrial Conglomerates -- 0.0%
Hutchison Whampoa International (03/33)
   Ltd., 7.45%, 11/24/33 (b)                                   50        52,064
===============================================================================
Insurance -- 1.7%
American International Group, Inc., 8.175%,
   5/15/58 (a)(b)                                           1,100     1,055,252
Genworth Financial, Inc., 6.15%, 11/15/66 (a)                 500       404,226
Liberty Mutual Group, Inc., 10.75%,
   6/15/88 (a)(b)                                             700       693,000
MetLife, Inc., 6.40%, 12/15/66                                600       527,372
Metropolitan Life Global Funding I, 5.125%,
   4/10/13 (b)                                                900       886,525
                                                                   ------------
                                                                      3,566,375
===============================================================================
Media -- 1.8%
British Sky Broadcasting Group Plc, 6.10%,
   2/15/18 (b)                                              1,000       992,897
Charter Communications Holdings I, LLC,
   11%, 10/01/15                                              100        85,000
Charter Communications Holdings II, LLC,
   10.25%, 9/15/10                                            200       199,000
Comcast Corp., 6.30%, 11/15/17                              1,000     1,014,372
Dex Media West LLC, 9.875%, 8/15/13                            25        24,094
News America, Inc., 7.25%, 5/18/18                            400       424,826
R.H. Donnelley Corp. Series A-3,
   8.875%, 1/15/16                                            300       205,500
Viacom, Inc.,
     6.25%, 4/30/16                                           350       346,820
     6.125%, 10/05/17                                         500       490,497
                                                                   ------------
                                                                      3,783,006
===============================================================================
Metals & Mining -- 0.1%
Novelis, Inc., 7.25%, 2/15/15                                 125       117,500
===============================================================================
Multi-Utilities -- 0.6%
CenterPoint Energy, Inc.
     7.25%, 9/01/10                                            75        77,548
     6.50%, 5/01/18                                         1,050     1,027,694
CenterPoint Energy Resources Corp.,
   6.125%, 11/01/17                                           200       195,908
                                                                   ------------
                                                                      1,301,150
===============================================================================
Multiline Retail -- 2.3%
Macy's Retail Holdings, Inc., 5.35%, 3/15/12                4,000     3,770,520
Target Corp., 6%, 1/15/18                                   1,000     1,013,773
                                                                   ------------
                                                                      4,784,293
===============================================================================

See Notes to Financial Statements.


26              FDP SERIES, INC.                     MAY 31, 2008

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

                                                             Par
Corporate Bonds                                             (000)      Value
===============================================================================
Oil, Gas & Consumable Fuels -- 2.0%
Canadian Natural Resources Ltd.,
   5.90%, 2/01/18                                     $     1,000  $    999,397
Chesapeake Energy Corp., 6.625%, 1/15/16                      350       339,500
Gaz Capital for Gazprom, 6.212%, 11/22/16 (b)                 500       485,950
Lukoil International Finance B.V., 6.656%,
   6/07/22 (b)                                                500       461,250
Petroplus Finance Ltd., 6.75%, 5/01/14 (b)                    250       229,375
Valero Energy Corp., 6.125%, 6/15/17                          800       780,120
Williams Cos., Inc.:
     7.625%, 7/15/19                                          100       107,375
     8.75%, 3/15/32                                           100       116,500
XTO Energy, Inc., 5.90%, 8/01/12                              700       714,387
                                                                   ------------
                                                                      4,233,854
===============================================================================
Paper & Forest Products -- 0.0%
Weyerhaeuser Co., 7.375%, 3/15/32                             100        98,738
===============================================================================
Pharmaceuticals -- 0.6%
Abbott Laboratories, 6.15%, 11/30/37                          400       398,916
Schering-Plough Corp., 6%, 9/15/17                            900       890,647
                                                                   ------------
                                                                      1,289,563
===============================================================================
Real Estate Investment Trusts (REITs) -- 1.9%
CapitalSource, Inc., 4%, 7/15/34 (a)(c)                       695       627,238
Colonial Realty LP, 5.50%, 10/01/15                           500       430,965
ERP Operating LP, 5.75%, 6/15/17                              500       472,129
HCP, Inc., 6.70%, 1/30/18                                     900       826,909
iStar Financial, Inc.:
     6%, 12/15/10                                              50        45,813
     8.625%, 6/01/13                                        1,000       988,750
WEA Finance LLC, 5.70%, 10/01/16 (b)                          650       615,026
                                                                   ------------
                                                                      4,006,830
===============================================================================
Semiconductors & Semiconductor
Equipment -- 0.4%
Intel Corp., 2.95%, 12/15/35 (c)                              186       187,860
Microchip Technology, Inc., 2.125%, (b)(c)                    500       599,725
                                                                   ------------
                                                                        787,585
===============================================================================
Specialty Retail -- 0.2%
Best Buy Co., Inc., 2.25%, 1/15/22 (c)                        360       404,550
===============================================================================
Thrifts & Mortgage Finance -- 0.3%
Capmark Financial Group, Inc.,
   6.30%, 5/10/17                                             300       220,127
Residential Capital LLC, 6.50%, 6/01/12                       800       400,000
                                                                   ------------
                                                                        620,127
===============================================================================
Tobacco -- 0.9%
Philip Morris International, Inc.,
   5.65%, 5/16/18                                           1,500     1,467,615
Reynolds American, Inc., 7.625%, 6/01/16                      350       365,452
                                                                   ------------
                                                                      1,833,067
-------------------------------------------------------------------------------
Total Corporate Bonds -- 26.9%                                       56,190,831
===============================================================================

                                                             Par
Foreign Government Obligations                              (000)      Value
===============================================================================
Bank Negara Malaysia Monetary Note,
   0%, 9/23/08 (e)                                  MYR     1,710  $    522,061
Brazil Notas do Tesouro Nacional Series F,
   10%, 1/01/17                                     BRL     4,600     2,353,880
Indonesia Treasury Bond:
     12.80%, 6/15/21                                IDR 4,310,000       460,183
     12.90%, 6/15/22                                    4,900,000       526,276
     Series FR31, 11%, 11/15/20                           900,000        85,540
     Series FR40, 11%, 9/15/25                          4,120,000       383,610
Korea Treasury Bond:
     Series 1209, 5.25%, 9/10/12                    KRW   340,000       326,812
     Series 1709, 5.50%, 9/10/17                          335,000       321,093
     Series 2703, 5.25%, 3/10/27                          351,000       322,867
Malaysia Government Bond:
     4.305%, 2/27/09                                        1,300       403,431
     3.833%, 9/28/11                                        2,000       620,679
     Series 0108, 3.461%, 7/31/13                           1,500       458,885
     Series 1/89, 7%, 3/15/09                                 260        82,372
     Series 2/03, 4.24%, 2/07/18                            3,600     1,126,637
     Series 2/88, 6.45%, 7/01/08                            1,150       355,751
Norway Government Bond:
     5.50%, 5/15/09                                 NOK     2,100       409,616
     6%, 5/16/11                                            4,900       977,638
Peru Government Bond, 7.84%, 8/12/20                PEN       615       237,094
Poland Government Bond Series 0509,
   6%, 5/24/09                                      PLN     3,600     1,650,227
Republic of Argentina, 3.092%, 8/03/12              $         225       192,089
Republic of Ghana, 8.50%, 10/04/17                            100       104,750
Singapore Government Bond:
     4.375%, 1/15/09                                SGD       415       311,166
     2.375%, 10/01/09                                       2,200     1,642,686
Sweden Government Bond
     Series 1043, 5%, 1/28/09                       SEK     7,500     1,254,770
     Series 1048, 4%, 12/01/09                             12,020     1,990,546
-------------------------------------------------------------------------------
Total Foreign Government Obligations -- 8.2%                         17,120,659
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              27

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

U.S. Government Agency                                       Par
Mortgage-Backed Securities                                  (000)      Value
===============================================================================
Fannie Mae Guaranteed Pass-Through Certificates:
     4.829%, 4/01/35                                  $       100  $    101,244
     4.929%, 4/01/35 (a)                                      808       809,576
     5.00%, 7/01/35 -6/15/38 (f)                            8,657     8,369,054
     5.22%, 9/01/34 (a)                                       825       826,887
     5.228%, 5/01/33 (a)                                       26        26,318
     5.50%, 11/01/34 -6/15/38 (f)                          12,721    12,650,793
     5.961%, 10/01/32 (a)                                     217       220,183
     6.00%, 6/01/21 -6/15/38 (f)                           15,229    15,460,965
     6.50%, 1/01/36 -6/15/38 (f)                            4,795     4,944,421
Freddie Mac Mortgage Participation Certificates:
     4.50%, 9/01/20                                           281       274,018
     4.81%, 11/01/27(a)                                       481       491,082
     5.00%, 6/15/38 (f)                                    11,450    11,059,990
     5.408%, 4/01/32 (a)                                      132       133,044
     5.50%, 6/15/23 -11/01/37 (f)                          11,252    11,264,062
     6.00%, 10/01/21 -6/15/38 (f)                          11,427    11,614,656
     6.50%, 6/15/38 (f)                                     6,000     6,193,128
     7.135%, 9/01/32 (a)                                       40        40,621
-------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities -- 40.4%                                  84,480,042
===============================================================================

===============================================================================
U.S. Government Agency Mortgage-Backed
Securities -- Collateralized Mortgage Obligations
===============================================================================
Fannie Mae Trust Series 2007-1 Class NF,
   3.145%, 2/25/37 (a)                                      1,842     1,812,271
Freddie Mac Multiclass Certificates:
     Series 2643 Class OG, 5%, 7/15/32                      1,000       960,510
     Series 2942 Class TF, 2.864%, 3/15/35 (a)                766       753,479
-------------------------------------------------------------------------------
Total U.S. Government Agency Mortgage-Backed
Securities -- Collateralized Mortgage
Obligations -- 1.7%                                                   3,526,260
===============================================================================

Non-U.S. Government Agency                                   Par
Mortgage-Backed Securities                                  (000)      Value
===============================================================================
Collateralized Mortgage Obligations -- 0.8%
Permanent Financing Plc Series 8 Class 2A,
   2.766%, 6/10/14 (a)                                      1,700     1,699,917
===============================================================================
Commercial Mortgage-Backed
Securities -- 11.9%
Bear Stearns Commercial Mortgage Securities
   Series 2005-PW10 Class A4, 5.405%,
   12/11/40 (a)                                             2,000     1,978,032
Citigroup/Deutsche Bank Commercial
Mortgage Trust :
     Series 2005-C1 Class A4, 5.225%,
       7/15/44 (a)                                          2,300     2,261,344
     Series 2006-CD3 Class A5, 5.617%,
       10/15/48                                             2,500     2,476,978
     Series 2007-CD4 Class B, 5.447%,
       12/11/49 (a)                                           900       675,642
     Series 2007-CD4 Class C, 5.476%,
       12/11/49 (a)                                         2,750     2,003,883
GS Mortgage Securities Corp. II:
     Series 2006-GG6 Class A4, 5.553%,
       4/10/38 (a)                                          2,519     2,498,082
     Series 2007-EOP Class A1, 2.814%,
       3/06/20 (a)                                            444       413,210
Greenwich Capital Commercial Funding Corp. (a):
     Series 2004-GG1 Class A7, 5.317%,
       6/10/36                                                900       898,129
     Series 2005-GG5 Class A5, 5.224%,
       4/10/37                                              1,750     1,713,588
     Series 2006-GG7 Class A4, 5.914%,
       7/10/38                                              3,800     3,860,832
     Series 2007-GG9 Class C, 5.55%,
       3/10/39                                              1,600     1,175,593
LB-UBS Commercial Mortgage Trust:
     Series 2005-C5 Class A4, 4.954%,
       9/15/30 (b)                                          2,000     1,932,883
     Series 2006-C1 Class A4, 5.156%,
       2/15/31                                              2,100     2,033,451
     Series 2006-C3 Class A4, 5.661%,
       3/15/39 (a)                                            850       848,089
                                                                   ------------
                                                                     24,769,736
-------------------------------------------------------------------------------
Total Non-U.S. Government Agency
Mortgage-Backed Securities -- 12.7%                                  26,469,653
===============================================================================

See Notes to Financial Statements.


28              FDP SERIES, INC.                     MAY 31, 2008

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

                                                             Par
Floating Rate Loan Interests                                (000)      Value
===============================================================================
Aerospace & Defense -- 0.0%
TransDigm, Inc. Term Loan B, 4.655%, 6/23/13          $        85  $     82,167
===============================================================================
Capital Markets -- 0.2%
Nuveen Investments, Inc. Term Loan B,
   5.393%, 11/13/14                                           300       280,650
TD Ameritrade Holding Corp. Term Loan B,
   3.88%, 12/31/12                                             85        83,088
                                                                   ------------
                                                                        363,738
===============================================================================
Chemicals -- 0.1%
Celanese US Holdings LLC Dollar Term Loan,
   4.188%, 4/02/14                                            100        95,509
Rockwood Specialities Group, Inc. Term Loan E,
   7/30/12                                                     85        81,202
                                                                   ------------
                                                                        176,711
===============================================================================
Commercial Services & Supplies -- 0.6%
Affinion Group, Inc. Term Loan B,
   4.893% -5.178%, 10/17/12                                   130       124,069
Allied Waste North America, Inc.:
   Credit Link, 3.883%, 3/28/14                                34        32,594
   Term Loan B, 3.93% - 4.57%, 3/28/14                         56        54,211
Aramark Corp.:
   Synthetic L C, 3.18%, 1/26/14                               18        16,814
   Term Loan B, 4.571%, 1/26/14                               282       264,661
Nielsen Company Term Loan B,
   4.734%, 8/09/13                                            359       337,539
West Corp. Term Loan B2,
   4.756% - 5.295%, 10/24/13                                  400       369,857
                                                                   ------------
                                                                      1,199,745
===============================================================================
Diversified Consumer Services -- 0.1%
Education Management Corp. Term Loan C,
   4.50%, 6/01/13                                             260       238,834
===============================================================================
Electrical Equipment -- 0.0%
Enersys Capital, Inc. Term Loan D,
   4.349% - 4.534%, 3/17/11                                    52        51,621
===============================================================================
Health Care Equipment & Supplies -- 0.0%
DJO Financing LLC Term Loan B,
   5.696%, 5/20/14                                             90        87,525
===============================================================================
Health Care Providers & Services -- 0.4%
Community Health Systems, Inc. Term Loan B,
4.631% - 4.899%, 7/25/14                                      333       313,998
DaVita, Inc. Term Loan B1,
   3.89% - 4.22%, 10/05/12                                    100        95,662
Fresenius Medical Care AG Term Loan B,
   3.954% - 4.091%, 3/31/13                                    90        87,059
HCA, Inc. Term Loan A-1, 4.196%, 11/16/12                     377       352,408
                                                                   ------------
                                                                        849,127
===============================================================================
Hotels, Restaurants & Leisure -- 0.2%
Penn National Gaming, Inc. Term Loan B,
   4.13% - 4.66%, 10/03/12                                     85        82,651
VML US Finance LLC (Venetian Macau US):
     Term Loan B, 4.95%, 5/24/13                              158       152,921
     Term Loan B2, 4.95%, 5/25/13                              46        44,081
     Delay Draw Term Loan, 4.95%, 5/25/12                     146       140,748
                                                                   ------------
                                                                        420,401
===============================================================================
Household Durables -- 0.1%
Jarden Corp. Term Loan:
     B1, 4.446%, 1/24/12                                       96        91,411
     B2, 4.446%, 1/24/12                                       29        27,189
                                                                   ------------
                                                                        118,600
===============================================================================
IT Services -- 0.2%
First Data Corp. Term Loan B2,
   5.349% - 5.446%, 9/24/14                                   250       231,470
SunGard Data Systems, Inc. New U.S. Term Loan,
   4.508%, 2/28/14                                            190       178,546
                                                                   ------------
                                                                        410,016
===============================================================================
Independent Power Producers &
Energy Traders -- 0.2%
NRG Energy, Inc.:
   Line of Credit, 2.446%, 2/01/13                             32        30,307
   Term Loan B, 4.196%, 2/01/13                                65        62,054
Texas Competitive Electric Holdings Co. LLC:
     B-2, 6.121% - 6.478%, 10/10/14                           200       188,205
     B-3, 6.234% - 6.478%, 10/10/14                           150       140,609
                                                                   ------------
                                                                        421,175
===============================================================================
Machinery -- 0.1%
OshKosh Truck Corp. Term Loan B,
   4.76%, 12/06/13                                            100        95,458
RBS-Global, Inc. (Rexnord), Term Loan,
   5.099% -5.318%, 7/22/13                                    110       103,400
                                                                   ------------
                                                                        198,858
===============================================================================
Media -- 0.5%
Cablevision Systems Corp. Incremental Term Loan,
   4.34%, 3/29/13                                             175       165,649
DirecTV Holdings LLC Term Loan B,
   3.879%, 4/13/13                                             85        82,450
Regal Cinemas Term Loan, 4.196%, 10/27/13                     130       123,085
UPC Financing Partnership Term Loan N,
   4.553% 12/31/14                                            365       342,188
Univision Communications, Inc. Initial Term Loan,
   5.149%, 9/29/14                                            420       353,902
                                                                   ------------
                                                                      1,067,274
===============================================================================
Paper & Forest Products -- 0.1%
Georgia-Pacific Corp. Term Loan B,
   4.399% - 4.74%, 12/20/12                                   150       141,451
===============================================================================
Real Estate Management & Development -- 0.1%
Capital Automotive REIT Term Loan B,
   4.58%, 12/15/10                                            150       144,804
===============================================================================
Semiconductors & Semiconductor
Equipment -- 0.0%
Fairchild Semiconductor International, Inc.
   Initial Term Loan, 4.196%, 6/26/13                         100        96,125
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.2%
Alltel Corp. Term Loan B3, 5.248%, 5/18/15                    399       370,081
===============================================================================
Total Floating Rate Loan Interests -- 3.1%                            6,438,253
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              29

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

                                                             Par
U.S. Government Obligations                                 (000)      Value
===============================================================================
U.S. Treasury Notes:
     2.75%, 2/28/13                                   $     7,000  $  6,800,388
     4.375%, 2/15/38                                        2,000     1,895,312
-------------------------------------------------------------------------------
Total U.S. Government Obligations -- 4.2%                             8,695,700
===============================================================================

===============================================================================
Preferred Securities
-------------------------------------------------------------------------------
Capital Trusts
===============================================================================
Commercial Banks -- 0.6%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (a)              600       439,144
Wachovia Capital Trust III, 5.80% (a)(d)                      750       573,750
Wells Fargo Capital XIII Series GMTN,
   7.70% (a)(d)                                               300       300,689
                                                                   ------------
                                                                      1,313,583
===============================================================================
Diversified Financial Services -- 1.3%
Bank of America Corp. Series M,
   8.125% (a)(d)                                            1,000       999,590
JPMorgan Chase & Co., 7.90% (a)(d)                          1,200     1,194,684
JPMorgan Chase Capital XXII, 6.45%, 1/15/87                   700       599,581
                                                                   ------------
                                                                      2,793,855
-------------------------------------------------------------------------------
Total Capital Trusts -- 1.9%                                          4,107,438
===============================================================================

Preferred Stocks                                           Shares
===============================================================================
Automobiles -- 0.1%
General Motors Corp. Series C, 6.25%                        6,500       107,315
===============================================================================
Diversified Financial Services -- 0.1%
CIT Group, Inc., 7.75%                                     10,500       119,175
===============================================================================
Thrifts & Mortgage Finance -- 0.7%
Freddie Mac Series Z, 8.375%                               55,200     1,385,520
Washington Mutual, Inc. Series R, 7.75%                       300       230,100
                                                                   ------------
                                                                      1,615,620
-------------------------------------------------------------------------------
Total Preferred Stocks -- 0.9%                                        1,842,110
===============================================================================
Total Preferred Securities -- 2.9%                                    5,949,548
===============================================================================
Total Long-Term Securities
(Cost -- $238,847,542) -- 112.1%                                    234,270,006
===============================================================================

                                                             Par
Short-Term Securities                                       (000)      Value
===============================================================================
Canada -- 0.1%
-------------------------------------------------------------------------------
Time Deposits -- 0.1%
Citibank London, 1.85%, 6/02/08                     CAD       265  $    266,791
===============================================================================
Japan -- 0.2%
-------------------------------------------------------------------------------
Time Deposits -- 0.2%
Wachovia London, 0.01%, 6/02/08                     JPY    42,000       398,407
===============================================================================
Norway -- 0.5%
-------------------------------------------------------------------------------
Time Deposits -- 0.5%
Bank of America London, 4.4596%, 6/02/08            NOK     5,471     1,072,071
===============================================================================
New Zealand -- 0.0%
-------------------------------------------------------------------------------
Time Deposits -- 0.0%
Brown Brothers Harriman & Co., 6.80%, 6/02/08       NZD         6         4,862
===============================================================================
Sweden -- 0.0%
-------------------------------------------------------------------------------
Time Deposits -- 0.0%
Brown Brothers Harriman & Co., 3.20%, 6/02/08       SEK        77        12,776
===============================================================================
United States -- 12.8%
-------------------------------------------------------------------------------
Time Deposits -- 12.8%
Citibank London, 1.46%, 6/02/08                       $    26,750    26,750,481
-------------------------------------------------------------------------------
Total Short-Term Securities
Cost ($28,505,388) -- 13.6%                                          28,505,388
===============================================================================
Total Investments
(Cost -- $267,352,930*) -- 125.7%                                   262,775,394

Liabilities in Excess of Other Assets -- (25.7%)                    (53,758,854)
                                                                   ------------
Net Assets -- 100.0%                                               $209,016,540
                                                                   ============

See Notes to Financial Statements.


30              FDP SERIES, INC.                     MAY 31, 2008

Schedule of Investments (concluded)     Franklin Templeton Total Return FDP Fund

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 267,456,692
                                                                  =============
      Gross unrealized appreciation ..........................    $   2,206,298
      Gross unrealized depreciation ..........................       (6,887,596)
                                                                  -------------
      Net unrealized depreciation ............................    $  (4,681,298)
                                                                  =============

(a) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicative these securities are not considered to be illiquid.
(c)   Convertible security.
(d)   Security is perpetual in nature and has no maturity date.
(e)   Represents a zero-coupon bond.
(f) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
o     Forward Foreign exchange contracts as of May 31,2008 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Currency                  Currency           Settlement      Appreciation
      Purchased                   Sold                Date        (Depreciation)
      --------------------------------------------------------------------------
      CHF      1,108,638    $      1,020,000        11/28/08        $  44,747
      CHF        731,404    KRW  600,000,000        12/18/08          122,852
      $        1,863,938    EUR    1,250,000         2/27/09          (53,883)
      JPY    194,857,500    EUR    1,250,000         2/27/09          (41,370)
      JPY    277,294,080    EUR    1,792,000         4/17/09          (65,418)
      $        2,777,779    EUR    1,792,000         4/17/09           34,022
      JPY     41,391,000    $        350,000         6/23/08           43,145
      JPY    109,104,213    $        925,000         6/30/08          111,708
      JPY      2,224,600    $         20,000         9/26/08            1,239
      JPY      4,430,600    $         40,000         9/26/08            2,301
      JPY     45,240,000    $        400,000        10/15/08           32,374
      JPY     44,615,250    $        427,546         1/22/09            1,210
      JPY     60,726,780    $        577,168         2/25/09            7,550
      PLN        375,000    $        163,634         2/06/09            5,337
      --------------------------------------------------------------------------
      Total                                                         $ 245,814
                                                                    =========

o     Swaps outstanding as of May 31, 2008 were as follows:

      -------------------------------------------------------------------------------------
                                                                  Notional     Unrealized
                                                                   Amount     Appreciation
                                                                   (000)     (Depreciation)
      -------------------------------------------------------------------------------------
      Sold credit default protection on Dow Jones CDX
      North America Investment Grade Index Series 4 and
      receive 0.40%

      Broker, JPMorgan Chase
      Expires June 2010                                          $  1,000      $(10,606)

      Bought credit default protection on Macy's Retail
      Holdings, Inc. and pay 2.05%

      Broker, JPMorgan Chase
      Expires March 2012                                            4,000       (12,388)

      Sold credit default protection on LCDX Index and receive 3.25%

      Broker, JPMorgan Chase
      Expires June 2013                                             3,000        58,065

      Sold credit default protection Time Warner Cable, Inc.
      and receive 1.83%

      Broker, JPMorgan Chase
      Expires June 2013                                             1,500        32,107

      Bought credit default protection on Cox
      Communications, Inc. and pay 0.98%

      Broker, JPMorgan Chase
      Expires June 2013                                             1,500       (15,672)
      -------------------------------------------------------------------------------------
      Total                                                                    $ 51,506
                                                                               ========

o     Currency Abbreviations:

BRL     Brazilian Real
CAD     Canadian Dollar
CHF     Swiss Franc
EUR     Euro
IDR     Indonesian Rupiah
JPY     Japanese Yen
KRW     Korean Won
MYR     Malaysian Ringgit
NOK     Norwegian Krone
NZD     New Zealand Dollar
PEN     Peru Nuevos Soles
PLN     Polish Zloty
SEK     Swedish Krona
SGD     Singapore Dollar

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              31

Statements of Assets and Liabilities

                                                                                 MFS                         Van         Franklin
                                                                              Research       Marsico       Kampen       Templeton
                                                                           International     Growth         Value      Total Return
May 31, 2008                                                                  FDP Fund      FDP Fund      FDP Fund       FDP Fund
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated 1 ...................................  $194,948,925  $164,276,701  $157,225,853   $262,775,394
Investments at value -- affiliated 2 .....................................            --            --        32,125             --
Foreign currency at value3 ...............................................       596,270            --            --        835,750
Unrealized appreciation on swaps .........................................            --            --            --         90,172
Unrealized appreciation on forward foreign currency contracts ............            --            --            --        406,485
Unrealized appreciation on unfunded loan commitments .....................            --            --            --            135
Investments sold receivable ..............................................     1,725,956            --       132,357      2,809,474
Investments sold receivable affiliates ...................................            --            --       403,577             --
Capital shares sold receivable ...........................................       539,117       497,051       520,393      1,145,497
Interest receivable ......................................................            --         1,019            20      1,691,522
Dividends receivable .....................................................     1,160,407       125,064       403,933          5,942
Principal paydowns receivable ............................................            --            --            --          9,465
Swaps receivable .........................................................            --            --            --         18,878
Prepaid expenses .........................................................        15,205        14,862        13,632         16,946
                                                                            -------------------------------------------------------
Total assets .............................................................   198,985,880   164,914,697   158,731,890    269,805,660
                                                                            -------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swaps .........................................            --            --            --         38,666
Unrealized depreciation on forward foreign exchange contracts ............            --            --            --        160,671
Swap premiums received ...................................................            --            --            --         85,384
Deferred foreign capital gain tax payable ................................        20,645            --            --             --
Bank overdraft ...........................................................       143,769            --            --             --
Investments purchased payable ............................................     1,389,383       719,867            --     59,031,971
Capital shares redeemed payable ..........................................       560,326       496,163       497,565        662,141
Income dividends payable .................................................            --            --            --        562,545
Distribution fees payable ................................................       135,904       112,992       109,699        125,623
Investment advisory fees payable .........................................       144,530       106,411        90,421         73,439
Other affiliates payable .................................................        35,195         9,343        28,904         39,093
Officer's and Directors' fees payable ....................................         3,393         3,242         3,374            107
Other liabilities ........................................................            --            --            --            557
Swaps payable ............................................................            --            --            --          7,987
Accrued expenses payable .................................................       131,217        33,738        61,967            936
                                                                            -------------------------------------------------------
Total liabilities ........................................................     2,564,362     1,481,756       791,930     60,789,120
                                                                            -------------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net assets ...............................................................  $196,421,518  $163,432,941  $157,939,960   $209,016,540
                                                                            =======================================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Common Stock, $0.10 par value, 100,000,000 shares authorized  $     25,763  $     25,923  $     30,382   $     31,561
Investor A Common Stock, $0.10 par value 100,000,000 shares authorized ...       246,604       234,228       268,474        383,467
Investor B Common Stock, $0.10 par value 100,000,000 shares authorized ...        39,105        36,957        42,058         42,240
Investor C Common Stock, $0.10 par value 100,000,000 shares authorized ...     1,120,612     1,065,665     1,203,630      1,676,479
Paid-in capital in excess of par .........................................   171,284,427   145,202,128   163,706,427    207,728,132
Undistributed (distribution in excess of) net investment income ..........       964,069        (3,131)      710,271      2,082,904
Accumulated net realized gain (loss) .....................................       (61,634)  (10,584,253)       41,768      1,340,499
Net unrealized appreciation/depreciation .................................    22,802,572    27,455,424    (8,063,050)    (4,268,742)
                                                                            -------------------------------------------------------
Net assets ...............................................................  $196,421,518  $163,432,941  $157,939,960   $209,016,540
                                                                            =======================================================


32              FDP SERIES, INC.                     MAY 31, 2008

Statements of Assets and Liabilities (concluded)

                                                                              MFS                             Van         Franklin
                                                                           Research        Marsico          Kampen       Templeton
                                                                        International      Growth            Value      Total Return
May 31, 2008                                                               FDP Fund       FDP Fund         FDP Fund       FDP Fund
====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
Institutional:
   Net assets ......................................................    $  3,570,799    $  3,184,231    $  3,130,585    $  3,091,457
                                                                        ============================================================
   Shares outstanding ..............................................         257,627         259,231         303,816         315,608
                                                                        ============================================================
   Net asset value per share .......................................    $      13.86    $      12.28    $      10.30    $       9.80
                                                                        ============================================================
Investor A:
   Net assets ......................................................    $ 34,072,268    $ 28,583,161    $ 27,615,537    $ 37,565,501
                                                                        ============================================================
   Shares outstanding ..............................................       2,466,039       2,342,280       2,684,735       3,834,674
                                                                        ============================================================
   Net asset value per share .......................................    $      13.82    $      12.20    $      10.29    $       9.80
                                                                        ============================================================
Investor B:
   Net assets ......................................................    $  5,364,738    $  4,411,856    $  4,302,517    $  4,137,593
                                                                        ============================================================
   Shares outstanding ..............................................         391,047         369,567         420,578         422,402
                                                                        ============================================================
   Net asset value per share .......................................    $      13.72    $      11.94    $      10.23    $       9.80
                                                                        ============================================================
Investor C:
   Net assets ......................................................    $153,413,713    $127,253,693    $122,891,321    $164,221,989
                                                                        ============================================================
   Shares outstanding ..............................................      11,206,121      10,656,650      12,036,300      16,764,785
                                                                        ============================================================
   Net asset value per share .......................................    $      13.69    $      11.94    $      10.21    $       9.80
                                                                        ============================================================
   1 Investments at cost -- unaffiliated ...........................    $172,114,071    $136,821,277    $165,293,635    $267,352,930
                                                                        ============================================================
   2 Investments at cost -- affiliated .............................              --              --    $     27,393              --
                                                                        ============================================================
   3 Foreign currency at cost ......................................    $    596,134              --              --    $    831,746
                                                                        ============================================================

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              33

Statements of Operations

                                                                         MFS                                Van           Franklin
                                                                      Research            Marsico         Kampen         Templeton
                                                                   International          Growth           Value        Total Return
Year Ended May 31, 2008                                               FDP Fund           FDP Fund        FDP Fund         FDP Fund
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
Interest 1 ....................................................    $     34,595       $    394,595    $    405,466     $ 10,416,597
Dividends 2 ...................................................       5,232,457          1,768,256       3,676,168           68,435
Dividends from affiliates .....................................              --                 --           1,275               --
                                                                   ----------------------------------------------------------------
Total income ..................................................       5,267,052          2,162,851       4,082,909       10,485,032
                                                                   ----------------------------------------------------------------
====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment advisory ...........................................       1,669,175          1,270,651       1,073,145          798,413
Service -- Investor A .........................................          80,539             69,445          66,723           91,253
Service and distribution -- Investor B ........................          55,216             46,746          46,387           33,234
Service and distribution -- Investor C ........................       1,440,438          1,233,868       1,187,239        1,245,701
Custodian .....................................................         236,457             30,567          37,152           51,267
Transfer agent -- Institutional ...............................           3,823              3,183           3,609            2,757
Transfer agent -- Investor A ..................................          35,622             28,680          30,600           39,861
Transfer agent -- Investor B ..................................           7,853              6,221           6,865            6,158
Transfer agent -- Investor C ..................................         185,626            144,735         156,585          193,461
Accounting services ...........................................         109,135             79,172          86,877           62,098
Professional ..................................................          66,246             48,073          48,858           46,762
Registration ..................................................          55,549             49,868          54,129           56,263
Printing ......................................................          44,851             39,641          38,427           44,715
Directors .....................................................          23,556             22,220          21,647           19,656
Miscellaneous .................................................          29,823             19,910          17,786           45,272
                                                                   ----------------------------------------------------------------
Total expenses ................................................       4,043,909          3,092,980       2,876,029        2,736,871
                                                                   ----------------------------------------------------------------
Net investment income (loss) ..................................       1,223,143           (930,129)      1,206,880        7,748,161
                                                                   ----------------------------------------------------------------
====================================================================================================================================
Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
   Investments ................................................       3,571,175 3       (9,525,735)      1,803,787        3,187,110
   Swaps ......................................................              --                 --              --          138,720
   Foreign currency ...........................................         (55,440)            (3,496)             --          431,781
                                                                   ----------------------------------------------------------------
                                                                      3,515,735         (9,529,231)      1,803,787        3,757,611
                                                                   ----------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
   Investments ................................................      (1,185,867) 4       8,452,014     (27,748,568)      (4,476,193)
   Swaps ......................................................              --                 --              --           46,544
   Unfunded corporate loans ...................................              --                 --              --              135
   Foreign currency ...........................................          (6,312)                (7)             --          206,673
                                                                   ----------------------------------------------------------------
                                                                     (1,192,179)         8,452,007     (27,748,568)      (4,222,841)
                                                                   ----------------------------------------------------------------
Total realized and unrealized gain (loss) .....................       2,323,556         (1,077,224)    (25,944,781)        (465,230)
                                                                   ----------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations    $  3,546,699       $ (2,007,353)   $(24,737,901)    $  7,282,931
                                                                   ================================================================
   1 Withholding tax on interest ..............................              --                 --              --     $     37,157
                                                                   ================================================================
   2 Foreign withholding tax on dividends .....................    $    551,876       $     16,529    $     24,745               --
                                                                   ================================================================
   3 Including $200,247 foreign capital gain tax.

   4 Including $14,546 deferred foreign capital gain credit.

See Notes to Financial Statements.


34              FDP SERIES, INC.                     MAY 31, 2008

Statements of Changes in Net Assets          MFS Research International FDP Fund

                                                                                                                Year Ended
                                                                                                                  May 31,
                                                                                                    -------------------------------
Net Increase (Decrease) in Net Assets:                                                                   2008              2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................    $   1,223,143     $     416,541
Net realized gain ..............................................................................        3,515,735         9,541,352
Net change in unrealized appreciation/depreciation .............................................       (1,192,179)       19,149,058
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        3,546,699        29,106,951
                                                                                                    -------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
   Institutional ...............................................................................          (16,873)          (14,701)
   Investor A ..................................................................................         (138,741)         (152,437)
   Investor B ..................................................................................           (6,458)          (23,677)
   Investor C ..................................................................................         (236,510)         (454,601)
Net realized gain:
   Institutional ...............................................................................         (232,910)          (54,298)
   Investor A ..................................................................................       (2,254,105)         (586,944)
   Investor B ..................................................................................         (373,525)         (119,862)
   Investor C ..................................................................................       (9,471,594)       (2,141,664)
                                                                                                    -------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..............      (12,730,716)       (3,548,184)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................       30,295,381        62,529,570
                                                                                                    -------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee .................................................................................            4,677             4,267
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...................................................................       21,116,041        88,092,604
Beginning of year ..............................................................................      175,305,477        87,212,873
                                                                                                    -------------------------------
End of year ....................................................................................    $ 196,421,518     $ 175,305,477
                                                                                                    ===============================
End of year undistributed net investment income ................................................    $     964,069     $     395,195
                                                                                                    ===============================

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              35

Statements of Changes in Net Assets                      Marsico Growth FDP Fund

                                                                                                                Year Ended
                                                                                                                  May 31,
                                                                                                    -------------------------------
Net Increase (Decrease) in Net Assets:                                                                   2008              2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss ............................................................................    $    (930,129)    $    (761,811)
Net realized loss ..............................................................................       (9,529,231)         (896,770)
Net change in unrealized appreciation/depreciation .............................................        8,452,007        17,872,998
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations ................................       (2,007,353)       16,214,417
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................       17,375,418        59,837,834
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...................................................................       15,368,065        76,052,251
Beginning of year ..............................................................................      148,064,876        72,012,625
                                                                                                    -------------------------------
End of year ....................................................................................    $ 163,432,941     $ 148,064,876
                                                                                                    ===============================
End of year distributions in excess of net investment loss .....................................    $      (3,131)    $        (116)
                                                                                                    ===============================

                                                       Van Kampen Value FDP Fund

                                                                                                                Year Ended
                                                                                                                  May 31,
                                                                                                    -------------------------------
Net Increase (Decrease) in Net Assets:                                                                   2008              2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................    $   1,206,880     $     883,962
Net realized gain ..............................................................................        1,803,787         2,048,496
Net change in unrealized appreciation/depreciation .............................................      (27,748,568)       18,058,100
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations ................................      (24,737,901)       20,990,558
                                                                                                    -------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
   Institutional ...............................................................................          (43,702)          (21,372)
   Investor A ..................................................................................         (329,687)         (194,429)
   Investor B ..................................................................................          (19,588)          (18,119)
   Investor C ..................................................................................         (610,775)         (392,903)
Net realized gain:
   Institutional ...............................................................................          (66,631)          (11,793)
   Investor A ..................................................................................         (601,518)         (127,710)
   Investor B ..................................................................................         (107,313)          (30,636)
   Investor C ..................................................................................       (2,687,196)         (547,164)
                                                                                                    -------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..............       (4,466,410)       (1,344,126)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................       37,497,933        55,889,410
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...................................................................        8,293,622        75,535,842
Beginning of year ..............................................................................      149,646,338        74,110,496
                                                                                                    -------------------------------
End of year ....................................................................................    $ 157,939,960     $ 149,646,338
                                                                                                    ===============================
End of year undistributed net investment income ................................................    $     710,271     $     507,143
                                                                                                    ===============================

See Notes to Financial Statements.


36              FDP SERIES, INC.                     MAY 31, 2008

Statements of Changes in Net Assets     Franklin Templeton Total Return FDP Fund

                                                                                                                Year Ended
                                                                                                                  May 31,
                                                                                                    -------------------------------
Net Increase (Decrease) in Net Assets:                                                                   2008              2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................    $   7,748,161     $   4,849,579
Net realized gain ..............................................................................        3,757,611           901,262
Net change in unrealized appreciation/depreciation .............................................       (4,222,841)        1,481,250
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        7,282,931         7,232,091
                                                                                                    -------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
   Institutional ...............................................................................         (134,938)          (74,952)
   Investor A ..................................................................................       (1,587,672)       (1,018,150)
   Investor B ..................................................................................         (170,180)         (147,832)
   Investor C ..................................................................................       (5,895,446)       (3,646,092)
Net realized gain:
   Institutional ...............................................................................          (11,697)               --
   Investor A ..................................................................................         (145,961)               --
   Investor B ..................................................................................          (17,588)               --
   Investor C ..................................................................................         (624,763)               --
                                                                                                    -------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..............       (8,588,245)       (4,887,026)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................       35,137,373        84,282,710
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...................................................................       33,832,059        86,627,775
Beginning of year ..............................................................................      175,184,481        88,556,706
                                                                                                    -------------------------------
End of year ....................................................................................    $ 209,016,540     $ 175,184,481
                                                                                                    ===============================
End of year undistributed net investment income ................................................    $   2,082,904     $     301,464
                                                                                                    ===============================

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              37

Financial Highlights                                               Institutional

                                                            MFS Research                                Marsico Growth
                                                       International FDP Fund                              FDP Fund
                                           -------------------------------------------    ------------------------------------------
                                                   Year Ended                                     Year Ended
                                                     May 31,           July 27, 2005 1              May 31,          July 27, 2005 1
                                           ------------------------      to May 31,       ------------------------     to May 31,
                                               2008           2007          2006             2008           2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $   14.63      $   12.21      $   10.00        $   12.35      $   10.70     $   10.00
                                           ===========================================    ==========================================
Net investment income (loss) 2 ........         0.21           0.16           0.08             0.03           0.02         (0.04)
Net realized and unrealized gain (loss)         0.12 3         2.76 3         2.13 3          (0.10)          1.63          0.74
                                           -------------------------------------------    ------------------------------------------
Total from investment operations ......         0.33           2.92           2.21            (0.07)          1.65          0.70
                                           -------------------------------------------    ------------------------------------------
Dividends and distributions from:
   Net investment income ..............        (0.08)         (0.11)            --               --             --            --
   Net realized gain ..................        (1.02)         (0.39)            --               --             --            --
                                           -------------------------------------------    ------------------------------------------
Total dividends and distributions .....        (1.10)         (0.50)            --               --             --            --
                                           -------------------------------------------    ------------------------------------------
Net asset value, end of period ........    $   13.86      $   14.63      $   12.21        $   12.28      $   12.35     $   10.70
                                           ===========================================    ==========================================
====================================================================================================================================
Total Investment Return 4
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............         2.66%         24.62%         22.10% 5         (0.57%)        15.42%         7.00% 5
                                           ===========================================    ==========================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........         1.32%          1.42%          1.89% 6          1.09%          1.17%         1.60% 6
                                           ===========================================    ==========================================
Total expenses ........................         1.32%          1.42%          2.58% 6          1.09%          1.17%         1.90% 6
                                           ===========================================    ==========================================
Net investment income (loss) ..........         1.55%          1.22%          0.79% 6          0.27%          0.17%        (0.43%) 6
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......    $   3,571      $   2,984      $   1,995        $   3,184      $   2,657     $   1,174
                                           ===========================================    ==========================================
Portfolio turnover ....................           69%            70%            67%              67%            44%           31%
                                           ===========================================    ==========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Includes redemption fee, which is less than $0.01 per share.
4     Total investment returns exclude the effects of any sales charges.
5     Aggregate total investment return.
6     Annualized.

See Notes to Financial Statements.


38              FDP SERIES, INC.                     MAY 31, 2008

Financial Highlights (continued)                                   Institutional

                                                             Van Kampen                                Franklin Templeton
                                                           Value FDP Fund                             Total Return FDP Fund
                                           -------------------------------------------    ------------------------------------------
                                                   Year Ended                                     Year Ended
                                                     May 31,           July 27, 2005 1              May 31,          July 27, 2005 1
                                           ------------------------      to May 31,       ------------------------     to May 31,
                                               2008           2007          2006             2008           2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $   12.45      $   10.50      $   10.00        $    9.86      $    9.63     $   10.00
                                           ===========================================    ==========================================
Net investment income 2 ...............         0.18           0.19           0.12             0.46           0.43          0.30
Net realized and unrealized gain (loss)        (1.90)          1.86           0.43            (0.02)          0.22         (0.36)
                                           -------------------------------------------    ------------------------------------------
Total from investment operations ......        (1.72)          2.05           0.55             0.44           0.65         (0.06)
                                           -------------------------------------------    ------------------------------------------
Dividends and distributions from:
   Net investment income ..............        (0.17)         (0.05)         (0.05)           (0.46)         (0.42)        (0.31)
   Net realized gain ..................        (0.26)         (0.05)            -- 3          (0.04)            --            -- 3
                                           -------------------------------------------    ------------------------------------------
Total dividends and distributions .....        (0.43)         (0.10)         (0.05)           (0.50)         (0.42)        (0.31)
                                           -------------------------------------------    ------------------------------------------
Net asset value, end of period ........    $   10.30      $   12.45      $   10.50        $    9.80      $    9.86     $    9.63
                                           ===========================================    ==========================================
====================================================================================================================================
Total Investment Return 4
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............       (14.15%)        20.95%          5.56% 5          4.45%          6.97%        (0.55%) 5
                                           ===========================================    ==========================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........         1.02%          1.08%          1.58% 6          0.66%          0.79%         1.28% 6
                                           ===========================================    ==========================================
Total expenses ........................         1.02%          1.08%          1.81% 6          0.66%          0.79%         1.47% 6
                                           ===========================================    ==========================================
Net investment income .................         1.65%          1.67%          1.31% 6          4.58%          4.37%         3.55% 6
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......    $   3,131      $   2,739      $   1,202        $   3,091      $   2,597     $     982
                                           ===========================================    ==========================================
Portfolio turnover ....................           25%            26%            14%             288% 7         253%          122%
                                           ===========================================    ==========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4     Total investment returns exclude the effects of any sales charges.
5     Aggregate total investment return.
6     Annualized.
7 Includes TBA transactions, excluding these transactions the portfolio turnover would have been 150%.

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              39

Financial Highlights (continued)                                      Investor A

                                                            MFS Research                                Marsico Growth
                                                       International FDP Fund                              FDP Fund
                                           -------------------------------------------    ------------------------------------------
                                                   Year Ended                                     Year Ended
                                                     May 31,           July 27, 2005 1              May 31,          July 27, 2005 1
                                           ------------------------      to May 31,       ------------------------     to May 31,
                                               2008           2007          2006             2008           2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $   14.59      $   12.19      $   10.00        $   12.30      $   10.69     $   10.00
                                           ===========================================    ==========================================
Net investment income (loss) 2 ........         0.17           0.12           0.13               -- 3        (0.01)        (0.04)
Net realized and unrealized gain (loss)         0.12 4         2.75           2.06            (0.10)          1.62          0.73
                                           -------------------------------------------    ------------------------------------------
Total from investment operations ......         0.29           2.87           2.19            (0.10)          1.61          0.69
                                           -------------------------------------------    ------------------------------------------
Less dividends and distributions:
   Net investment income ..............        (0.06)         (0.10)            --               --             --            --
   Net realized gain ..................        (1.00)         (0.37)            --               --             --            --
                                           -------------------------------------------    ------------------------------------------
Total dividends and distributions .....        (1.06)         (0.47)            --               --             --            --
                                           -------------------------------------------    ------------------------------------------
Net asset value, end of period ........    $   13.82      $   14.59      $   12.19        $   12.20      $   12.30     $   10.69
                                           ===========================================    ==========================================
====================================================================================================================================
Total Investment Return 5
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....         2.42%         24.24%         21.90% 6         (0.81%)        15.06%         6.90% 6
                                           ===========================================    ==========================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........         1.56%          1.67%          2.15% 7          1.33%          1.42%         1.72% 7
                                           ===========================================    ==========================================
Total expenses ........................         1.56%          1.67%          2.65% 7          1.33%          1.42%         1.76% 7
                                           ===========================================    ==========================================
Net investment income (loss) ..........         1.27%          0.92%          1.36% 7          0.03%         (0.08%)       (0.48%) 7
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......    $  34,072      $  30,747      $  15,321        $  28,583      $  26,181     $  12,910
                                           ===========================================    ==========================================
Portfolio turnover ....................           69%            70%            67%              67%            44%           31%
                                           ===========================================    ==========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than $0.01 per share.
4     Includes redemption fee, which is less than $0.01 per share.
5     Total investment returns exclude the effects of sales charges.
6     Aggregate total investment return.
7     Annualized.

See Notes to Financial Statements.


40              FDP SERIES, INC.                     MAY 31, 2008

Financial Highlights (continued)                                      Investor A

                                                             Van Kampen                                Franklin Templeton
                                                           Value FDP Fund                             Total Return FDP Fund
                                           -------------------------------------------    ------------------------------------------
                                                   Year Ended                                     Year Ended
                                                     May 31,           July 27, 2005 1              May 31,          July 27, 2005 1
                                           ------------------------      to May 31,       ------------------------     to May 31,
                                               2008           2007          2006             2008           2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $   12.43      $   10.49      $   10.00        $    9.86      $    9.63     $   10.00
                                           ===========================================    ==========================================
Net investment income 2 ...............         0.15           0.16           0.11             0.43           0.40          0.29
Net realized and unrealized gain (loss)        (1.89)          1.87           0.43            (0.02)          0.23         (0.39)
                                           -------------------------------------------    ------------------------------------------
Total from investment operations ......        (1.74)          2.03           0.54             0.41           0.63         (0.10)
                                           -------------------------------------------    ------------------------------------------
Less dividends and distributions:
   Net investment income ..............        (0.14)         (0.04)         (0.05)           (0.43)         (0.40)        (0.27)
   Net realized gain ..................        (0.26)         (0.05)            -- 3          (0.04)            --            -- 3
                                           -------------------------------------------    ------------------------------------------
Total dividends and distributions .....        (0.40)         (0.09)         (0.05)           (0.47)         (0.40)        (0.27)
                                           -------------------------------------------    ------------------------------------------
Net asset value, end of period ........    $   10.29      $   12.43      $   10.49        $    9.80      $    9.86     $    9.63
                                           ===========================================    ==========================================
====================================================================================================================================
Total Investment Return 4
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....       (14.29%)        20.65%          5.40% 5          4.20%          6.71%        (0.76%) 5
                                           ===========================================    ==========================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........         1.26%          1.33%          1.69% 6          0.92%          1.04%         1.31% 6
                                           ===========================================    ==========================================
Total expenses ........................         1.26%          1.33%          1.71% 6          0.92%          1.04%         1.32% 6
                                           ===========================================    ==========================================
Net investment income .................         1.40%          1.42%          1.26% 6          4.32%          4.12%         3.67% 6
                                           ===========================================    ==========================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......    $  27,616      $  26,194      $  13,135        $  37,566      $  32,460     $  16,018
                                           ===========================================    ==========================================
Portfolio turnover ....................           25%            26%            14%             288% 7         253%          122%
                                           ===========================================    ==========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Less than $(0.01) per share.
4     Total investment returns exclude the effects of sales charges.
5     Aggregate total investment return.
6     Annualized.
7 Includes TBA transactions, excluding these transactions the portfolio turnover would have been 150%.

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              41

Financial Highlights (continued)                                      Investor B

                                                            MFS Research                                Marsico Growth
                                                       International FDP Fund                              FDP Fund
                                           -------------------------------------------    ------------------------------------------
                                                   Year Ended                                     Year Ended
                                                     May 31,           July 27, 2005 1              May 31,          July 27, 2005 1
                                           ------------------------      to May 31,       ------------------------     to May 31,
                                               2008           2007          2006             2008           2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $   14.49      $   12.11      $   10.00        $   12.12      $   10.62     $   10.00
                                           ===========================================    ==========================================
Net investment income (loss) 2 ........         0.05             -- 3         0.04            (0.09)         (0.10)        (0.12)
Net realized and unrealized gain (loss)         0.14 4         2.76 4         2.07 4          (0.09)          1.60          0.74
                                           -------------------------------------------    ------------------------------------------
Total from investment operations ......         0.19           2.76           2.11            (0.18)          1.50          0.62
                                           -------------------------------------------    ------------------------------------------
Less dividends and distributions:
   Net investment income ..............        (0.02)         (0.06)            --               --             --            --
   Net realized gain ..................        (0.94)         (0.32)            --               --             --            --
                                           -------------------------------------------    ------------------------------------------
Total dividends and distributions .....        (0.96)         (0.38)            --               --             --            --
                                           -------------------------------------------    ------------------------------------------
Net asset value, end of period ........    $   13.72      $   14.49      $   12.11        $   11.94      $   12.12     $   10.62
                                           ===========================================    ==========================================
====================================================================================================================================
Total Investment Return 5
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....         1.62%         23.34%         21.10% 6         (1.49%)        14.12%         6.20% 6
                                           ===========================================    ==========================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........         2.35%          2.46%          2.92% 7          2.11%          2.20%         2.52% 7
                                           ===========================================    ==========================================
Total expenses ........................         2.35%          2.46%          3.42% 7          2.11%          2.20%         2.57% 7
                                           ===========================================    ==========================================
Net investment income (loss) ..........         0.40%         (0.01%)         0.43% 7         (0.74%)        (0.87%)       (1.30%) 7
                                           ===========================================    ==========================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......    $   5,365      $   5,708      $   4,169        $   4,412      $   4,772     $   3,362
                                           ===========================================    ==========================================
Portfolio turnover ....................           69%            70%            67%              67%            44%           31%
                                           ===========================================    ==========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4     Includes redemption fee, which is less than $0.01 per share.
5     Total investment returns exclude the effects of sales charges.
6     Aggregate total investment return.
7     Annualized.

See Notes to Financial Statements.


42              FDP SERIES, INC.                     MAY 31, 2008

Financial Highlights (continued)                                      Investor B

                                                             Van Kampen                                Franklin Templeton
                                                           Value FDP Fund                             Total Return FDP Fund
                                           -------------------------------------------    ------------------------------------------
                                                   Year Ended                                     Year Ended
                                                     May 31,           July 27, 2005 1              May 31,          July 27, 2005 1
                                           ------------------------      to May 31,       ------------------------     to May 31,
                                               2008           2007          2006             2008           2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $   12.36      $   10.45      $   10.00        $    9.86      $    9.63     $   10.00
                                           ===========================================    ==========================================
Net investment income 2 ...............         0.07           0.07           0.04             0.38           0.35          0.25
Net realized and unrealized gain (loss)        (1.89)          1.91           0.43            (0.02)          0.22         (0.39)
                                           -------------------------------------------    ------------------------------------------
Total from investment operations ......        (1.82)          1.98           0.47             0.36           0.57         (0.14)
                                           -------------------------------------------    ------------------------------------------
Less dividends and distributions:
   Net investment income ..............        (0.05)         (0.02)         (0.02)           (0.38)         (0.34)        (0.23)
   Net realized gain ..................        (0.26)         (0.05)            -- 3          (0.04)            --            -- 3
                                           -------------------------------------------    ------------------------------------------
Total dividends and distributions .....        (0.31)         (0.07)         (0.02)           (0.42)         (0.34)        (0.23)
                                           -------------------------------------------    ------------------------------------------
Net asset value, end of period ........    $   10.23      $   12.36      $   10.45        $    9.80      $    9.86     $    9.63
                                           ===========================================    ==========================================
====================================================================================================================================
Total Investment Return 4
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....       (14.99%)        19.67%          4.76% 5          3.66%          6.15%        (1.19%) 5
                                           ===========================================    ==========================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........         2.05%          2.12%          2.49% 6          1.45%          1.57%         1.85% 6
                                           ===========================================    ==========================================
Total expenses ........................         2.05%          2.12%          2.52% 6          1.45%          1.57%         1.86% 6
                                           ===========================================    ==========================================
Net investment income .................         0.60%          0.63%          0.45% 6          3.80%          3.59%         3.12% 6
                                           ===========================================    ==========================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......    $   4,303      $   5,002      $   3,671        $   4,138      $   4,377     $   3,395
                                           ===========================================    ==========================================
Portfolio turnover ....................           25%            26%            14%             288% 7         253%          122%
                                           ===========================================    ==========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4     Total investment returns exclude the effects of sales charges.
5     Aggregate total investment return.
6     Annualized.
7 Includes TBA transactions, excluding these transactions the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              43

Financial Highlights (continued)                                      Investor C

                                                            MFS Research                                Marsico Growth
                                                       International FDP Fund                              FDP Fund
                                           -------------------------------------------    ------------------------------------------
                                                   Year Ended                                     Year Ended
                                                     May 31,           July 27, 2005 1              May 31,          July 27, 2005 1
                                           ------------------------      to May 31,       ------------------------     to May 31,
                                               2008           2007          2006             2008           2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $   14.48      $   12.11      $   10.00        $   12.13      $   10.62     $   10.00
                                           ===========================================    ==========================================
Net investment income (loss) 2 ........         0.07           0.02           0.06            (0.09)         (0.10)        (0.11)
Net realized and unrealized gain (loss)         0.10 3         2.74 3         2.05 3          (0.10)          1.61          0.73
                                           -------------------------------------------    ------------------------------------------
Total from investment operations ......         0.17           2.76           2.11            (0.19)          1.51          0.62
                                           -------------------------------------------    ------------------------------------------
Less dividends and distributions:
   Net investment income ..............        (0.02)         (0.07)            --               --             --            --
   Net realized gain ..................        (0.94)         (0.32)            --               --             --            --
                                           -------------------------------------------    ------------------------------------------
Total dividends and distributions .....        (0.96)         (0.39)            --               --             --            --
                                           -------------------------------------------    ------------------------------------------
Net asset value, end of period ........    $   13.69      $   14.48      $   12.11        $   11.94      $   12.13     $   10.62
                                           ===========================================    ==========================================
====================================================================================================================================
Total Investment Return 4
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....         1.57%         23.39%         21.10% 5         (1.57%)        14.22%         6.20% 5
                                           ===========================================    ==========================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........         2.32%          2.44%          2.92% 6          2.09%          2.19%         2.51% 6
                                           ===========================================    ==========================================
Total expenses ........................         2.32%          2.44%          3.41% 6          2.09%          2.19%         2.55% 6
                                           ===========================================    ==========================================
Net investment income (loss) ..........         0.51%          0.18%          0.57% 6         (0.74%)        (0.85%)       (1.27%) 6
                                           ===========================================    ==========================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......    $ 153,414      $ 135,866      $  65,729        $ 127,254      $ 114,454     $  54,566
                                           ===========================================    ==========================================
Portfolio turnover ....................           69%            70%            67%              67%            44%           31%
                                           ===========================================    ==========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Includes redemption fees, which is less than $0.01 per share.
4     Total investment returns exclude the effects of sales charges.
5     Aggregate total investment return.
6     Annualized.

See Notes to Financial Statements.


44              FDP SERIES, INC.                     MAY 31, 2008

Financial Highlights (concluded)                                      Investor C

                                                             Van Kampen                                Franklin Templeton
                                                           Value FDP Fund                             Total Return FDP Fund
                                           -------------------------------------------    ------------------------------------------
                                                   Year Ended                                     Year Ended
                                                     May 31,           July 27, 2005 1              May 31,          July 27, 2005 1
                                           ------------------------      to May 31,       ------------------------     to May 31,
                                               2008           2007          2006             2008           2007          2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $   12.35      $   10.45      $   10.00        $    9.86      $    9.63     $   10.00
                                           ===========================================    ==========================================
Net investment income 2 ...............         0.07           0.07           0.04             0.37           0.35          0.25
Net realized and unrealized gain (loss)        (1.89)          1.90           0.44            (0.01)          0.22         (0.40)
                                           -------------------------------------------    ------------------------------------------
Total from investment operations ......        (1.82)          1.97           0.48             0.36           0.57         (0.15)
                                           -------------------------------------------    ------------------------------------------
Less dividends and distributions:
   Net investment income ..............        (0.06)         (0.02)         (0.03)           (0.38)         (0.34)        (0.22)
   Net realized gain ..................        (0.26)         (0.05)            -- 3          (0.04)            --            -- 3
                                           -------------------------------------------    ------------------------------------------
Total dividends and distributions .....        (0.32)         (0.07)         (0.03)           (0.42)         (0.34)        (0.22)
                                           -------------------------------------------    ------------------------------------------
Net asset value, end of period ........    $   10.21      $   12.35      $   10.45        $    9.80      $    9.86     $    9.63
                                           ===========================================    ==========================================
====================================================================================================================================
Total Investment Return 4
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....       (15.00%)        19.67%          4.78% 5          3.62%          6.10%        (1.23%) 5
                                           ===========================================    ==========================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........         2.02%          2.11%          2.47% 6          1.48%          1.62%         1.90% 6
                                           ===========================================    ==========================================
Total expenses ........................         2.02%          2.11%          2.50% 6          1.48%          1.62%         1.91% 6
                                           ===========================================    ==========================================
Net investment income .................         0.63%          0.65%          0.48% 6          3.75%          3.54%         3.07% 6
                                           ===========================================    ==========================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......    $ 122,891      $ 115,710      $  56,102        $ 164,222      $ 135,750     $  68,162
                                           ===========================================    ==========================================
Portfolio turnover ....................           25%            26%            14%             288% 7         253%          122%
                                           ===========================================    ==========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4     Total investment returns exclude the effects of sales charges.
5     Aggregate total investment return.
6     Annualized.
7 Includes TBA transactions, excluding these transactions the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.


               FDP SERIES, INC.                     MAY 31, 2008              45

Notes to Financial Statements

1. Significant Accounting Policies:

MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (the "Funds" or individually, a "Fund") each is a series of FDP Series, Inc. (the "Corporation"). The Corporation is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each of the Funds offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the
Funds:

Valuation of Investments: The Funds value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Funds' Board of Directors (the "Board"). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term securities are valued at amortized cost. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. TBA commitments are valued at the current market value of the underlying securities. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Equity investments traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. Equity investments traded on a recognized securities exchange for which there were no sales on that day are valued at the last available bid price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities may be valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or subadvisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: Each Fund may engage in various fund investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Forward foreign currency contracts -- Each Fund may enter into forward foreign currency contracts as a hedge against either specific transactions or fund positions. Forward currency contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Credit default swaps -- Each Fund may enter into credit default swaps, which are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized


46              FDP SERIES, INC.                     MAY 31, 2008
      gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to- market daily and changes in value are recorded as unrealized appreciation (depreciation).

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issued. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Funds invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments of the Funds. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loans: Certain Funds may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered
Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

The Funds earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recognized on the accrual basis. Prepayment penalty fees are recorded as gains or losses. When a Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.


               FDP SERIES, INC.                     MAY 31, 2008              47

Floating rate loans are usually freely callable at the issuer's option. The Funds may invest in such loans in the form of participations in loans ("Participations") and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds' investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Mortgage Dollar Rolls: The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Funds, and the income from these investments will generate income for the Funds. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what the performance would have been without the use of dollar rolls.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: Certain Funds may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund's other assets.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Total Return FDP Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

Federal Income Taxes: It is each of the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

Effective November 30, 2007, each Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years


48              FDP SERIES, INC.                     MAY 31, 2008
ended May 31, 2005 through May 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Funds' financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: The MFS Research International FDP Fund recorded a bank overdraft, which resulted from management estimates of available cash.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC"), are principal owners of BlackRock, Inc.

The Funds have also entered into a separate Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") and its affiliates. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Advisor is responsible for the management of each of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Fund. For such services each Fund pays the Advisor a monthly fee at the annual rates set forth below, which of the average daily value of each Fund's net assets.

--------------------------------------------------------------------------------
                                                                      Investment
                                                                       Advisory
                                                                         Fee
--------------------------------------------------------------------------------
MFS Research International FDP Fund ...............................      0.90%
Marsico Growth FDP Fund ...........................................      0.80%
Van Kampen Value FDP Fund .........................................      0.70%
Franklin Templeton Total Return FDP Fund ..........................      0.40%
--------------------------------------------------------------------------------

The Advisor has also entered into sub-advisory agreements on behalf of each Fund. Pursuant to the sub-advisory agreements, the Advisor will pay each sub-advisor a fee out of the Advisor's investment advisory fee at the following rates, based on each Fund's average daily net assets:

--------------------------------------------------------------------------------
                                                                          Sub-
                                                                        Advisory
                                Sub-Advisor                               Fee
--------------------------------------------------------------------------------
MFS Research                    Massachusetts Financial
International FDP Fund          Services Company                          0.45%
--------------------------------------------------------------------------------
Marsico Growth                  Marsico Capital
FDP Fund                        Management LLC                            0.40%
--------------------------------------------------------------------------------
Van Kampen Value                Van Kampen Asset
FDP Fund                        Management                                0.35%
--------------------------------------------------------------------------------
Franklin Templeton Total
Return FDP Fund                 Franklin Advisers, Inc.                   0.25%
--------------------------------------------------------------------------------

There was no increase in the aggregate fees paid by the Funds for these services.


               FDP SERIES, INC.                     MAY 31, 2008              49

Pursuant to the Distribution Plans adopted by the Corporation on behalf of the Funds, in accordance with Rule 12b-1 under the 1940 Act, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                  Service Fees
--------------------------------------------------------------------------------
                             MFS                                      Franklin
                           Research      Marsico      Van Kampen     Templeton
                        International     Growth        Value       Total Return
                           FDP Fund      FDP Fund      FDP Fund       FDP Fund
--------------------------------------------------------------------------------
Investor A ...........      0.25%         0.25%         0.25%          0.25%
Investor B ...........      0.25%         0.25%         0.25%          0.25%
Investor C ...........      0.25%         0.25%         0.25%          0.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Distribution Fees
--------------------------------------------------------------------------------
                             MFS                                      Franklin
                           Research      Marsico      Van Kampen     Templeton
                        International     Growth        Value       Total Return
                           FDP Fund      FDP Fund      FDP Fund       FDP Fund
--------------------------------------------------------------------------------
Investor B ...........      0.75%         0.75%         0.75%          0.50%
Investor C ...........      0.75%         0.75%         0.75%          0.55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B and Investor C shareholders.

For the year ended May 31, 2008, affiliates earned underwriting discounts direct commissions dealer concessions on sales of the Funds' Investor A Shares as follows:

--------------------------------------------------------------------------------
                             MFS                                      Franklin
                           Research      Marsico      Van Kampen     Templeton
                        International     Growth        Value       Total Return
                           FDP Fund      FDP Fund      FDP Fund       FDP Fund
--------------------------------------------------------------------------------
Investor A Shares 1 ..    $179,101       $154,037      $150,979       $259,884
--------------------------------------------------------------------------------

1 Include amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

For the year ended May 31, 2008, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

--------------------------------------------------------------------------------
                                                     Investor B      Investor C
--------------------------------------------------------------------------------
MFS Research International FDP Fund ...............    $ 8,315        $37,485
Marsico Growth FDP Fund ...........................    $ 7,776        $35,522
Van Kampen Value FDP Fund .........................    $ 8,105        $34,151
Franklin Templeton Total Return FDP Fund ..........    $ 6,817        $44,962
--------------------------------------------------------------------------------

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

--------------------------------------------------------------------------------
                                                                    Investor A 1
--------------------------------------------------------------------------------
MFS Research International FDP Fund ..............................     $423
Marsico Growth FDP Fund ..........................................     $441
Van Kampen Value FDP Fund ........................................     $501
Franklin Templeton Total Return FDP Fund .........................     $145
--------------------------------------------------------------------------------

1 Include amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

In addition, for the year ended May 31, 2008, MLPF&S received commissions on the execution of portfolio transactions for certain portfolios as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
Van Kampen Value FDP Fund ........................................    $4,612
--------------------------------------------------------------------------------

Pursuant to written agreements, certain affiliates provide each Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended May 31, 2008 each Fund paid the following in return for these services.

--------------------------------------------------------------------------------
MFS Research International FDP Fund ................................    $205,279
Marsico Growth FDP Fund ............................................    $176,178
Van Kampen Value FDP Fund ..........................................    $171,298
Franklin Templeton Total Return FDP Fund ...........................    $217,349
--------------------------------------------------------------------------------

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as transfer agent and dividend disbursing agent. Each class of the Funds bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.


50              FDP SERIES, INC.                     MAY 31, 2008

For the year ended May 31 2008, each Fund reimbursed the Advisor for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                                      Accounting
                                                                       Services
--------------------------------------------------------------------------------
MFS Research International FDP Fund ................................    $3,378
Marsico Growth FDP Fund ............................................    $2,940
Van Kampen Value FDP Fund ..........................................    $2,746
Franklin Templeton Total Return FDP Fund ...........................    $3,590
--------------------------------------------------------------------------------

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments (including paydowns and TBA transactions, excluding short-term securities) for the year ended May 31, 2008 were as follows:

--------------------------------------------------------------------------------
                                                      Purchases         Sales
--------------------------------------------------------------------------------
MFS Research International FDP Fund ............    $144,786,039    $125,794,041
Marsico Growth FDP Fund ........................    $118,110,131    $ 99,999,435
Van Kampen Value FDP Fund ......................    $ 72,226,325    $ 36,033,872
Franklin Templeton Total Return FDP Fund .......    $688,477,655    $641,378,786
--------------------------------------------------------------------------------

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

                                                                                Year Ended                        Year Ended
                                                                               May 31, 2008                      May 31, 2007
                                                                      ---------------------------       ---------------------------
MFS Research International FDP Fund                                      Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          96,757     $  1,332,276          122,482     $  1,600,578
Shares issued to shareholders in reinvestment of dividends
   and distributions ...........................................          17,898          239,737            5,162           64,897
                                                                      ---------------------------       ---------------------------
Total issued ...................................................         114,655        1,572,013          127,644        1,665,475
Shares redeemed ................................................         (60,930)        (835,284)         (87,053)      (1,068,752)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................          53,725     $    736,729           40,591     $    596,723
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .................         675,473     $  9,265,366        1,140,367     $ 14,713,475
Shares issued to shareholders in reinvestment of dividends
   and distributions ...........................................         170,688        2,278,349           55,717          698,808
                                                                      ---------------------------       ---------------------------
Total issued ...................................................         846,161       11,543,715        1,196,084       15,412,283
Shares redeemed ................................................        (487,062)      (6,667,957)        (346,254)      (4,564,089)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................         359,099     $  4,875,758          849,830     $ 10,848,194
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          68,366     $    938,068          169,762     $  2,134,267
Shares issued to shareholders in reinvestment of dividends
   and distributions ...........................................          27,356          361,841           11,148          138,035
                                                                      ---------------------------       ---------------------------
Total issued ...................................................          95,722        1,299,909          180,910        2,272,302
Shares redeemed and automatic conversion of shares .............         (98,517)      (1,335,266)        (131,182)      (1,688,071)
                                                                      ---------------------------       ---------------------------
Net increase (decrease) ........................................          (2,795)    $    (35,357)          49,728     $    584,231
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................       3,387,737     $ 46,144,654        5,034,243     $ 64,701,410
Shares issued to shareholders in reinvestment of dividends
   and distributions ...........................................         703,237        9,289,815          198,552        2,461,420
                                                                      ---------------------------       ---------------------------
Total issued ...................................................       4,090,974       55,434,469        5,232,795       67,162,830
Shares redeemed ................................................      (2,269,948)     (30,716,218)      (1,274,469)     (16,662,408)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................       1,821,026     $ 24,718,251        3,958,326     $ 50,500,422
                                                                      ===========================       ===========================


               FDP SERIES, INC.                     MAY 31, 2008              51

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

                                                                                Year Ended                        Year Ended
                                                                               May 31, 2008                      May 31, 2007
                                                                      ---------------------------       ---------------------------
Marsico Growth FDP Fund                                                  Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................         102,506     $  1,262,771          134,685     $  1,526,340
Shares redeemed ................................................         (58,485)        (723,393)         (29,175)        (330,385)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................          44,021     $    539,378          105,510     $  1,195,955
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .................         688,665     $  8,480,857        1,202,119     $ 13,462,095
Shares redeemed ................................................        (475,330)      (5,953,651)        (281,270)      (3,215,476)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................         213,335     $  2,527,206          920,849     $ 10,246,619
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          75,406     $    916,148          179,947     $  1,959,762
Shares redeemed and automatic conversion of shares .............         (99,444)      (1,207,370)        (102,920)      (1,143,560)
                                                                      ---------------------------       ---------------------------
Net increase (decrease) ........................................         (24,038)    $   (291,222)          77,027     $    816,202
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................       3,404,068     $ 41,328,685        5,240,625     $ 58,200,560
Shares redeemed ................................................      (2,186,349)     (26,728,629)        (270,079)     (10,621,502)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................       1,217,719     $ 14,600,056        4,970,546     $ 47,579,058
                                                                      ===========================       ===========================

                                                                                Year Ended                        Year Ended
                                                                               May 31, 2008                      May 31, 2007
                                                                      ---------------------------       ---------------------------
Van Kampen Value FDP Fund                                                Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................         134,540     $  1,502,316          135,823     $  1,539,887
Shares issued resulting from reinvestment of dividends .........           9,231          105,087            2,876           31,656
                                                                      ---------------------------       ---------------------------
Total issued ...................................................         143,771        1,607,403          138,699        1,571,543
Shares redeemed ................................................         (60,004)        (649,486)         (33,091)        (375,449)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................          83,767     $    957,917          105,608     $  1,196,094
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .................         917,481     $ 10,146,962        1,140,811     $ 12,785,346
Shares issued resulting from reinvestment of dividends .........          77,571          882,764           27,678          303,677
                                                                      ---------------------------       ---------------------------
Total issued ...................................................         995,052       11,029,726        1,168,489       13,089,023
Shares redeemed ................................................        (417,948)      (4,541,412)        (312,591)      (3,552,028)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................         577,104     $  6,488,314          855,898     $  9,536,995
                                                                      ===========================       ===========================


52              FDP SERIES, INC.                     MAY 31, 2008

                                                                                Year Ended                        Year Ended
                                                                               May 31, 2008                      May 31, 2007
                                                                      ---------------------------       ---------------------------
Van Kampen Value FDP Fund (concluded)                                    Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................         109,107     $  1,210,217          166,483     $  1,833,829
Shares issued resulting from reinvestment of dividends .........          10,469          118,796            4,237           46,004
                                                                      ---------------------------       ---------------------------
Total issued ...................................................         119,576        1,329,013          170,720        1,879,833
Shares redeemed and automatic conversion of shares .............        (103,771)      (1,125,762)        (117,293)      (1,309,124)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................          15,805     $    203,251           53,427     $    570,709
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................       4,342,590     $ 47,861,001        4,983,356     $ 55,715,772
Shares issued resulting from reinvestment of dividends .........         278,968        3,159,757           81,798          890,142
                                                                      ---------------------------       ---------------------------
Total issued ...................................................       4,621,558       51,020,758        5,065,154       56,605,914
Shares redeemed ................................................      (1,958,259)     (21,172,307)      (1,062,660)     (12,020,302)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................       2,663,299     $ 29,848,451        4,002,494     $ 44,585,612
                                                                      ===========================       ===========================

Franklin Templeton Total Return FDP Fund
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................         110,399     $  1,084,614          182,552     $  1,796,992
Shares issued resulting from reinvestment of dividends
   and distributions ...........................................          14,056          138,826            7,311           72,138
                                                                      ---------------------------       ---------------------------
Total issued ...................................................         124,455        1,223,440          189,863        1,869,130
Shares redeemed ................................................         (72,321)        (712,370)         (28,367)        (278,882)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................          52,134     $    511,070          161,496     $  1,590,248
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .................       1,204,560     $ 11,859,252        1,914,766     $ 18,831,770
Shares issued resulting from reinvestment of dividends .........         160,312        1,583,698           93,930          926,302
                                                                      ---------------------------       ---------------------------
Total issued ...................................................       1,364,872       13,442,950        2,008,696       19,758,072
Shares redeemed ................................................        (821,910)      (8,105,574)        (379,755)      (3,745,345)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................         542,962     $  5,337,376        1,628,941     $ 16,012,727
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          68,767     $    676,588          151,003     $  1,479,622
Shares issued resulting from reinvestment of dividends
   and distributions ...........................................          16,978          167,697           13,705          135,003
                                                                      ---------------------------       ---------------------------
Total issued ...................................................          85,745          844,285          164,708        1,614,625
Shares redeemed and automatic conversion of shares .............        (107,205)      (1,058,393)         (73,306)        (720,700)
                                                                      ---------------------------       ---------------------------
Net increase (decrease) ........................................         (21,460)    $   (214,108)          91,402     $    893,925
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................       5,998,304     $ 59,084,830        7,689,235     $ 75,622,749
Shares issued resulting from reinvestment of dividends
   and distributions ...........................................         602,796        5,955,309          340,367        3,356,217
                                                                      ---------------------------       ---------------------------
Total issued ...................................................       6,601,100       65,040,139        8,029,602       78,978,966
Shares redeemed ................................................      (3,602,519)     (35,537,104)      (1,339,333)     (13,193,156)
                                                                      ---------------------------       ---------------------------
Net increase ...................................................       2,998,581     $ 29,503,035        6,690,269     $ 65,785,810
                                                                      ===========================       ===========================


               FDP SERIES, INC.                     MAY 31, 2008              53

5. Commitments:

Unfunded Loans: Franklin Templeton Total Return FDP Fund may invest in floating rate loans. In connection with these investments, the Fund may, with its Advisor, also enter into unfunded corporate loans ("commitments"). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At May 31, 2008, the Fund had outstanding commitments of approximately $16,000. As of May 31, 2008, the Fund had the following unfunded loan commitments:

--------------------------------------------------------------------------------
                                                          Unfunded     Value of
                                                         Commitment   Underlying
Borrower                                                    (000)     Loan (000)
--------------------------------------------------------------------------------
Community Health Systems, Inc. ..................            16           $16
--------------------------------------------------------------------------------

Foreign Exchange Contracts: At May 31, 2008, the MFS Research International FDP Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,000,000 and $1,621,000, respectively.

6. Short-Term Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Corporation may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Corporation may borrow up to the maximum amount allowable under the Corporation's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Corporation pays a commitment fee of 0.06% per annum based on the Corporation's pro rata share of the unused portion of the credit agreements, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Corporation did not borrow under the credit agreement during the year ended May 31, 2008.

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:

MFS Research International FDP Fund

$255,687 has been reclassified between undistributed net investment income and accumulated net realized gains, as a result of permanent differences attributable to the characterization of expenses and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

The tax character of distributions paid during the fiscal years ended May 31, 2008 and 2007 was as follows:

--------------------------------------------------------------------------------
                                                       5/31/2008      5/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income ...............................    $ 7,249,116    $ 3,373,895
   Net long-term capital gains ...................      5,481,600        174,289
                                                      --------------------------
Total taxable distributions ......................    $12,730,716    $ 3,548,184
                                                      ==========================

As of May 31, 2008, the components of accumulated earnings on a tax basis was as follows:

-------------------------------------------------------------------------------
Undistributed ordinary net income ..............................    $ 1,761,576
Undistributed long-term net capital gains ......................        106,765
                                                                    -----------
Total undistributed net earnings ...............................      1,868,341
Capital loss carryforward ......................................             --
Net unrealized gains ...........................................     21,836,666*
                                                                    -----------
Total accumulated net earnings .................................    $23,705,007
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.


54              FDP SERIES, INC.                     MAY 31, 2008

Marsico Growth FDP Fund

$930,610 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $3,496 has been reclassified between accumulated net investment loss and accumulated realized capital losses as a result of permanent differences attributable to net operating losses, nondeductible expenses and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

As of May 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary net income ...........................    $         --
Undistributed long-term net capital gains ...................              --
                                                                 ------------
Total undistributed net earnings ............................              --
Capital loss carryforward ...................................      (1,523,186)*
Net unrealized gains ........................................      18,391,226**
                                                                 ------------
Total accumulated net earnings ..............................    $ 16,868,040
                                                                 ============

* On May 31, 2008, the Fund had a capital loss carryforward of $1,523,186 of which $800,231 expires in 2015 and $722,955 expires in 2016. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency and capital losses for tax purposes.

Franklin Templeton Total Return FDP Fund

$1,820,173 has been reclassified between undistributed net realized capital gains and undistributed net investment income and $1,342 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, swap agreements, amortization methods on fixed income securities, accounting for paydowns, and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

The tax character of distributions paid during the fiscal years ended May 31, 2008 and 2007 was as follows:

--------------------------------------------------------------------------------
                                                         5/31/2008     5/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .................................    $8,588,245    $4,887,026
                                                        ------------------------
Total taxable distributions ........................    $8,588,245    $4,887,026
                                                        ========================

As of May 31, 2008, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary net income .............................    $ 3,636,474
Undistributed long-term net capital gains .....................        141,061
                                                                   -----------
Total undistributed net earnings ..............................      3,777,535
Capital loss carryforward .....................................             --
Net unrealized losses .........................................     (4,622,874)*
                                                                   -----------
Total accumulated net losses ..................................    $  (845,339)
                                                                   ===========

* The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the accounting for swaps.


               FDP SERIES, INC.                     MAY 31, 2008              55

Notes to Financial Statements (concluded)

Van Kampen Value FDP Fund

The tax character of distributions paid during the fiscal years ended May 31, 2008 and 2007 was as follows:

--------------------------------------------------------------------------------
                                                         5/31/2008     5/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..................................    $2,870,514    $  103,611
  Net long-term capital gains ......................     1,595,896            --
                                                        ------------------------
Total taxable distributions ........................    $4,466,410    $  103,611
                                                        ========================

As of May 31, 2008, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary net income .............................    $   710,271
Undistributed long-term net capital gains .....................        146,053
                                                                   -----------
Total undistributed net earnings ..............................        856,324
Capital loss carryforward .....................................             --
Net unrealized losses .........................................     (8,167,335)*
                                                                   -----------
Total accumulated net losses ..................................    $(7,311,011)
                                                                   ===========

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales.


56              FDP SERIES, INC.                     MAY 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FDP Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FDP Series, Inc. (the "Corporation") comprising MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund, as of May 31, 2008, the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Corporation for the period ended May 31, 2006 were audited by other auditors whose report, dated July 19, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting FDP Series, Inc. as of May 31, 2008, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 28, 2008


               FDP SERIES, INC.                     MAY 31, 2008              57

Important Tax Information

MFS Research International FDP Fund

The following information is provided with respect to the ordinary income distributions paid by the MFS Research International FDP Fund of FDP Series, Inc. during the fiscal year ended May 31, 2008:

================================================================================
Record Date                                    August 20, 2007  December 5, 2007
Payable Date                                   August 22, 2007  December 7, 2007
================================================================================
Qualified Dividend Income for Individuals*            43.51%+         100.00%+
--------------------------------------------------------------------------------
Foreign Source Income                                 37.11%+          45.53%+
--------------------------------------------------------------------------------
Foreign Taxes Paid Per Share                    $  0.022923      $  0.006843
--------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for
Non-U.S. Residents**                                  93.52%          100.00%
--------------------------------------------------------------------------------
* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
+ Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $0.242744 and $0.175603 per share to shareholders of record on August 20, 2007 and December 5, 2007, respectively.

Van Kampen Value FDP Fund

The following information is provided with respect to the ordinary income distributions paid by the Van Kampen Value FDP Fund of FDP Series, Inc. during the fiscal year ended May 31, 2008:

================================================================================
Record Date                                    August 20, 2007  December 5, 2007
Payable Date                                   August 22, 2007  December 7, 2007
================================================================================
Qualified Dividend Income for Individuals             100%          100.00%
--------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
Received Deduction for Corporations                   100%          100.00%
--------------------------------------------------------------------------------
Federal Obligation Interest                          9.33%*           9.74%*
--------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for
Non-U.S. Residents**                                67.79%           61.69%
--------------------------------------------------------------------------------
* The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.060360 per share to shareholders of record on August 20, 2007 and $0.058201 per share to shareholders of record on December 5, 2007.

Franklin Templeton Total Return FDP Fund

The following information is provided with respect to the ordinary income distributions paid by Franklin Templeton Total Return FDP Fund of FDP Series, Inc. for the fiscal year ended May 31, 2008:

===============================================================================
Federal Obligation Interest*
===============================================================================
Months Paid:    June 2007 - May 2008 .................................     4.03%
-------------------------------------------------------------------------------

===============================================================================
Interest Related Dividends for Non-U.S. Residents**
===============================================================================
Months Paid:    June 2007 ............................................    95.80%
                July 2007 ............................................    92.09%
                August 2007 - December 2007 ..........................    85.43%
                January 2008 - May 2008 ..............................    42.96%
-------------------------------------------------------------------------------

===============================================================================
Short-Term Capital Gain Dividends for Non-U.S. Residents**
===============================================================================
Months Paid:    August 2007 - December 2007 ..........................     5.55%
                January 2008 - May 2008 ..............................    17.05%
-------------------------------------------------------------------------------

* The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


58              FDP SERIES, INC.                     MAY 31, 2008

Officers and Directors

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Director 2   During Past Five Years                  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors 1
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha          Director      Since 2007   Director, The China Business             37 Funds       None
40 East 52nd Street                                   Group, Inc. (consulting firm)           104 Portfolios
New York, NY 10022                                    since 1996 and formerly
1944                                                  Executive Vice President thereof
                                                      from 1996 to 2003; Chairman of
                                                      the Board, Berkshire Holding
                                                      Corporation since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond              Director      Since 2007   Formerly Trustee and Member of           37 Funds       None
40 East 52nd Street                                   the Governance Committee, State         104 Portfolios
New York, NY 10022                                    Street Research Mutual Funds
1946                                                  from 1997 to 2005; Formerly
                                                      Board Member of Governance,
                                                      Audit and Finance Committee,
                                                      Avaya Inc. (computer equipment)
                                                      from 2003 to 2007.

------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton           Director      Since 2007   Managing General Partner, The            37 Funds       Knology, Inc.
40 East 52nd Street                                   Burton Partnership, LP (an              104 Portfolios  (telecommunications);
New York, NY 10022                                    investment partnership) since                           Capital Southwest
1944                                                  1979; Managing General Partner,                         (financial)
                                                      The South Atlantic Venture Funds
                                                      since 1983; Member of the
                                                      Investment Advisory Council of
                                                      the Florida State Board of
                                                      Administration from 2001 to
                                                      2007.
------------------------------------------------------------------------------------------------------------------------------------
Honorable                  Director      Since 2007   Partner and Head of                      37 Funds       UPS Corporation
Stuart E. Eizenstat                                   International Practice,                 104 Portfolios  (delivery service)
40 East 52nd Street                                   Covington and Burling (law firm)
New York, NY 10022                                    since 2001; International
1943                                                  Advisory Board Member, The Coca
                                                      Cola Company since 2002;
                                                      Advisory Board Member BT
                                                      Americas (telecommunications)
                                                      since 2004; Member of the Board
                                                      of Directors, Chicago Climate
                                                      Exchange (environmental) since
                                                      2006; Member of the
                                                      International Advisory Board GML
                                                      (energy) since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot           Director      Since 2007   Professor, Harvard University            37 Funds       None
40 East 52nd Street                                   since 1992.                             104 Portfolios
New York, NY 10022
1957
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez        Chairman of   Since 2007   Formerly Director, Vice Chairman         37 Funds       ACE Limited
40 East 52nd Street        the Board,                 and Chief Financial Officer of          104 Portfolios  (insurance company);
New York, NY 10022         Director and               USX Corporation (energy and                             Eastman Chemical
1944                       Member of                  steel business) from 1991 to                            Company (chemical);
                           the Audit                  2001.                                                   RTI International
                           Committee                                                                          Metals, Inc. (metals);
                                                                                                              TYCO Electronics
                                                                                                              (electronics)
------------------------------------------------------------------------------------------------------------------------------------
John F. O'Brien            Director      Since 2007   Trustee, Woods Hole                      37 Funds       Cabot Corporation
40 East 52nd Street                                   Oceanographic Institute since           104 Portfolios  (chemicals); LKQ
New York, NY 10022                                    2003; Formerly Director,                                Corporation (auto
1943                                                  Allmerica Financial Corporation                         parts manufacturing);
                                                      from 1995 to 2003; Formerly                             TJX Companies, Inc.
                                                      Director, ABIOMED from 1989 to                          (retailer)
                                                      2006; Formerly Director,
                                                      Ameresco, Inc. (energy solutions
                                                      company) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------


               FDP SERIES, INC.                     MAY 31, 2008              59

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Director 2   During Past Five Years                  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors 1 (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo        Director      Since 2007   Shareholder, Modrall, Sperling,          37 Funds       None
40 East 52nd Street                                   Roehl, Harris & Sisk, P.A. (law         104 Portfolios
New York, NY 10022                                    firm) since 1993; Chairman of
1942                                                  the Board, Cooper's Inc.,
                                                      (retail) since 2000; Director of
                                                      ECMC Group (service provider to
                                                      students, schools and lenders)
                                                      since 2001; President Elect, The
                                                      American Law Institute,
                                                      (non-profit), 2007; Formerly
                                                      President, American Bar
                                                      Association from 1995 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid            Director      Since 2007   Self-employed consultant since           37 Funds       None
40 East 52nd Street                                   2001; Director and Secretary,           104 Portfolios
New York, NY 10022                                    SCB, Inc. (holding company)
1945                                                  since 1998; Director and
                                                      Secretary, SCB Partners, Inc.
                                                      (holding company) since 2000;
                                                      Formerly Director, Covenant
                                                      House (non-profit) from 2001 to
                                                      2004.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh             Director      Since 2007   Director, National Museum of             37 Funds       None
40 East 52nd Street                                   Wildlife Art since 2007;                104 Portfolios
New York, NY 10022                                    Director, Ruckleshaus Institute
1941                                                  and Haub School of Natural
                                                      Resources at the University of
                                                      Wyoming since 2006; Director,
                                                      The American Museum of Fly
                                                      Fishing since 1997; Formerly
                                                      Consultant with Putnam
                                                      Investments from 1993 to 2003;
                                                      Formerly Director, The National
                                                      Audubon Society from 1998 to
                                                      2005.
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss              Chairman of   Since 2007   Managing Director, FGW                   37 Funds       Watson Pharmaceutical
40 East 52nd Street        the Audit                  Associates (consulting and              104 Portfolios  Inc.
New York, NY 10022         Committee                  investment company) since 1997;
1941                       and Director               Director, Michael J. Fox
                                                      Foundation for Parkinson's
                                                      Research since 2000; Formerly
                                                      Director of BTG International
                                                      Plc (a global technology
                                                      commercialization company) from
                                                      2001 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West            Director and  Since 2007   Dean Emeritus, New York                  37 Funds       Bowne & Co., Inc.
40 East 52nd Street        Member of                  University's Leonard N. Stern           104 Portfolios  (financial printers);
New York, NY 10022         the Audit                  School of Business                                      Vornado Realty Trust
1938                       Committee                  Administration since 1995.                              (real estate company);
                                                                                                              Alexander's Inc.
                                                                                                              (real estate company)
                           ---------------------------------------------------------------------------------------------------------
                           1     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           2     Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                                 ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds' board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001;
                                 Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O'Brien since 2004; Roberta
                                 Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since
                                 1998; and Richard R. West since 1978.



60              FDP SERIES, INC.                     MAY 31, 2008

                                                                                              Number of
                                         Length of                                            BlackRock-
                           Position(s)   Time                                                 Advised Funds
Name, Address              Held with     Served as a  Principal Occupation(s)                 and Portfolios  Public
and Year of Birth          Fund          Director 2   During Past Five Years                  Overseen        Directorships
====================================================================================================================================
Interested Directors 1
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis           Director      Since 2007   Managing Director, BlackRock,           185 Funds       None
40 East 52nd Street                                   Inc. since 2005; Formerly Chief         295 Portfolios
New York, NY 10022                                    Executive Officer, State Street
1945                                                  Research & Management Company
                                                      from 2000 to 2005; Formerly
                                                      Chairman of the Board of
                                                      Trustees, State Street Research
                                                      Mutual Funds from 2000 to 2005;
                                                      Formerly Chairman, SSR Realty
                                                      from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink           Director      Since 2007   Chairman and Chief Executive             37 Funds       None
40 East 52nd Street                                   Officer of BlackRock, Inc. since        104 Portfolios
New York, NY 10022                                    its formation in 1998 and of
1952                                                  BlackRock, Inc.'s predecessor
                                                      entities since 1988 and Chairman
                                                      of the Executive and Management
                                                      Committees; Formerly Managing
                                                      Director, The First Boston
                                                      Corporation, Member of its
                                                      Management Committee, Co-head of
                                                      its Taxable Fixed Income
                                                      Division and Head of its
                                                      Mortgage and Real Estate
                                                      Products Group; Chairman of the
                                                      Board of several of BlackRock's
                                                      alternative investment vehicles;
                                                      Director of several of
                                                      BlackRock's offshore funds;
                                                      Member of the Board of Trustees
                                                      of New York University, Chair of
                                                      the Financial Affairs Committee
                                                      and a member of the Executive
                                                      Committee, the Ad Hoc Committee
                                                      on Board Governance, and the
                                                      Committee on Trustees;
                                                      Co-Chairman of the NYU Hospitals
                                                      Center Board of Trustees,
                                                      Chairman of the
                                                      Development/Trustee Stewardship
                                                      Committee and Chairman of the
                                                      Finance Committee; Trustee, The
                                                      Boys' Club of New York.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               Director      Since 2007   Consultant, BlackRock, Inc.             184 Funds       None
40 East 52nd Street                                   since 2007; Formerly Managing           294 Portfolios
New York, NY 10022                                    Director, BlackRock, Inc. from
1947                                                  1989 to 2007; Formerly Chief
                                                      Administrative Officer,
                                                      BlackRock Advisors, LLC from
                                                      1998 to 2007; Formerly President
                                                      of BlackRock Funds and BlackRock
                                                      Bond Allocation Target Shares
                                                      from 2005 to 2007; Formerly
                                                      Treasurer of certain closed-end
                                                      funds in the BlackRock fund
                                                      complex from 1989 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           1     Messrs. Davis, Fink and Gabbay are all "interested persons," as defined in the Investment Company
                                 Act of 1940, of the Funds based on their positions with BlackRock, Inc. and its affiliates.
                                 Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


               FDP SERIES, INC.                     MAY 31, 2008              61

Officers and Directors (concluded)

                           Position(s)   Length of
Name, Address              Held with     Time
and Year of Birth          Fund          Served       Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers 1
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Fund          Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street        President                  Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management,
New York, NY 10022         and                        L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005;
1960                       Chief                      Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to
                           Executive                  1997.
                           Officer
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley           Vice          Since 2007   Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of
40 East 52nd Street        President                  BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual Fund
New York, NY 10022                                    Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from
1962                                                  1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews            Chief         Since 2007   Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street        Financial                  President and Line of Business Head of Fund Accounting and Administration at
New York, NY 10022         Officer                    PFPC Inc. from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife                Treasurer     Since 2007   Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly
40 East 52nd Street                                   Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director
New York, NY 10022                                    of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Chief         Since 2007   Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street        Compliance                 Anti-Money Laundering Officer of the Funds since 2007; Managing Director and
New York, NY 10022         Officer of                 Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of
1959                       the Fund                   BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior
                                                      Counsel thereof from 1998 to 2000; Senior Counsel of The PNC Bank Corp. from
                                                      1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary     Since 2007   Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                                   BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs
New York, NY 10022                                    Asset Management, L.P. from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           1     Officers of the Fund serve at the pleasure of the Board of Directors.
                           ---------------------------------------------------------------------------------------------------------
                                 Further information about the Funds' Officers and Directors is available in the Funds' Statement of
                                 Additional Information, which can be obtained without charge by calling (800) 441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809


62              FDP SERIES, INC.                     MAY 31, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


               FDP SERIES, INC.                     MAY 31, 2008              63

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds' website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock website at http://www.blackrock.com/edelivery
2)    Click on the applicable link and follow the steps to sign up
3)    Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.


64              FDP SERIES, INC.                     MAY 31, 2008

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


               FDP SERIES, INC.                     MAY 31, 2008              65

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

        Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio
BlackRock Income Builder Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


66              FDP SERIES, INC.                     MAY 31, 2008

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

                                                                       BLACKROCK

                                                                      #FDPS-5/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            David O. Beim (term ended, effective November 1, 2007)
            James T. Flynn (term ended, effective November 1, 2007)
            Robert M. Hernandez (term began, effective November 1, 2007)
            W. Carl Kester (term ended, effective November 1, 2007)
            Karen P. Robards (term ended, effective November 1, 2007)
            Fred G. Weiss (term began, effective November 1, 2007)
            Richard R. West (term began, effective November 1, 2007)

            The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

            Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business since 1991.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                        Current    Previous        Current      Previous        Current      Previous        Current      Previous
                      Fiscal Year   Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name            End      Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton       $35,300    $32,000          $0            $0           $6,100        $6,100          $1,049         $1,042
Total Return FDP Fund
-----------------------------------------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund  $29,300    $32,000          $0            $0           $6,100        $6,100          $1,049         $1,042
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research             $31,300    $32,000          $0            $0           $6,100        $6,100          $1,049         $1,042
International FDP Fund
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Value FDP     $29,300    $32,000          $0            $0           $6,100        $6,100          $1,049         $1,042
Fund
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            Franklin Templeton Total Return       $294,649          $2,986,459
            FDP Fund
            --------------------------------------------------------------------
            Marsico Growth FDP Fund               $294,649          $2,986,459
            --------------------------------------------------------------------
            MFS Research International FDP        $294,649          $2,986,459
            Fund
            --------------------------------------------------------------------
            Van Kampen Value FDP Fund             $294,649          $2,986,459
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer of
    FDP Series, Inc.

Date: July 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    FDP Series, Inc.

Date: July 18, 2008


By: /s/ Neal J. Andrews
    -----------------------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    FDP Series, Inc.

Date: July 18, 2008